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                                                                   Exhibit 10.6

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                              AGREEMENT OF DEFINITIONS

                   RELATING TO THE HONDA AUTO LEASE TRUST 1999-A

                                    by and among



                                Honda Titling A L.P.
                                        and
                               Honda Titling B L.P.,
                         as UTI Beneficiaries and Grantors,

                          U.S. Bank National Association,
                        as Trust Agent and as Owner Trustee,

                  American Honda Finance Corporation, as Servicer,

                         HVT, Inc., as Origination Trustee,

                      Delaware Trust Capital Management, Inc.,
                                as Delaware Trustee

                             Wilmington Trust Company,
                             as Delaware Owner Trustee,

                    The Bank of New York, as Indenture Trustee,

                                        and

                                Honda Titling C L.P.
                                        and
                               Honda Titling D L.P.,
                                   as Transferors

                           ------------------------------

                              Dated as of July 1, 1999

                           ------------------------------

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                              AGREEMENT OF DEFINITIONS

          This Agreement of Definitions (this "Agreement of Definitions"), dated as of July 1, 1999, is by and among Honda Titling A L.P. ("HTA LP") and Honda Titling B L.P. ("HTB LP"), each a Delaware limited partnership, as grantors and initial beneficiaries of the Honda Lease Trust, a Delaware business trust, American Honda Finance Corporation, a California corporation, as servicer (in such capacity, the "Servicer"), U.S. Bank National Association ("U.S. Bank"), a national banking association, as trust agent (in such capacity, the "Trust Agent") and as owner trustee of the Honda Auto Lease Trust 1999-A (in such capacity, the "1999-A Owner Trustee"), HVT, Inc., as origination trustee of the Honda Lease Trust (in such capacity, the "Origination Trustee"), Delaware Trust Capital Management, Inc., as Delaware trustee of the Honda Lease Trust (in such capacity, the "Delaware Trustee"), Wilmington Trust Company, as Delaware owner trustee of the Honda Auto Lease Trust 1999-A (in such capacity, the "Delaware Owner Trustee"), The Bank of New York, as indenture trustee of the Honda Auto Lease Trust 1999-A (in such capacity, the "Indenture Trustee"), Honda Titling C L.P. ("HTC LP") and Honda Titling D L.P. ("HTD LP"), each a Delaware limited partnership, as transferors (in such capacity, the "Transferors").

                                   RECITALS

          A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meanings given in this Agreement of Definitions described in Section 1.01 hereof.

          B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

          C. Concurrently herewith, HTA LP and HTB LP, as Grantors and UTI Beneficiaries, HTC LP and HTD LP, as Transferors, the Servicer, the Origination Trustee, the Delaware Trustee and U.S. Bank, as Trust Agent and, for certain limited purposes set forth therein, as 1999-A Owner Trustee, are entering into that certain 1999-A SUBI Supplement to

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Second Amended and Restated Trust and Servicing Agreement dated as of July 1,
1999 (as amended, supplemented or restated from time to time, the "1999-A
SUBI Supplement"), pursuant to which the parties thereto have agreed to supplement the terms of the Origination Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio") (ii) allocate such 1999-A SUBI Assets, along with interests in the 1999-A Residual Value Insurance Proceeds, to a SUBI Sub-Trust (the
"1999-A SUBI Sub-Trust"), (iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA LP one certificate representing a 98.01% interest in the 1999-A SUBI Assets (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and
(b) HTB LP one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI Assets (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

          D. Pursuant to the 1999-A SUBI Supplement, the parties hereto and thereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to that certain 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, between HTA LP, HTB LP, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the 1999-A Residual Value Insurance Co-Trustee and the 1999-A Securities Intermediary (the "1999-A Securities Accounts Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

          E. Concurrently herewith, the Origination Trustee, on behalf of the Origination Trust, and the Servicer are entering into the 1999-A Servicing Supplement, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement") pursuant to which, among other things, the terms of the Origination Trust Agreement and the Servicing Agreement, dated April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust will be supplemented insofar as they apply solely to the servicing of the 1999-A SUBI Sub-Trust created by the 1999-A SUBI Supplement to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI created by the 1999-A SUBI Supplement.

          F. Concurrently herewith, the UTI Beneficiaries, HTC LP and HTD LP are entering into that certain 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999 (the "1999-A SUBI Certificates Purchase and Sale Agreement"), pursuant to which the UTI Beneficiaries will sell, without recourse, to HTC LP and HTD LP, all of their respective right, title and interest in and to the 1999-A SUBI Assets and the HTA LP/HTB LP 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the interest in the 1999-A SUBI Assets , and all proceeds thereof from and after July 1, 1999. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI Assets at the close of business on June 30, 1999 (the "Cutoff Date"), based on their respective share of the 1999-A SUBI Assets less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by HTC LP and HTD LP.

          G. Concurrently herewith, the 1999-A Securities Intermediary will, by book-entry registration, reallocate the beneficial interests represented by the HTA LP/HTB LP 1999-A SUBI Certificates such that such beneficial interests shall be represented by four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI Assets (the "HTC LP 1999-A SUBI Certificate"),
(ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI Assets (the "HTD LP 1999-A SUBI Certificate" and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"),
(iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI Assets (the "HTC LP Retained 1999-A SUBI Certificate") and
(iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI Assets (the "HTD LP Retained 1999-A SUBI Certificate" and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

          H. Concurrently herewith, pursuant to the 1999-A SUBI Supplement, the parties thereto have agreed to cause the Origination Trustee to create and issue to or to the order of (i) HTA LP one certificate (the "HTA LP/HTC LP 1999-A Residual Value Insurance Certificate") representing a 98.01% interest in the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds (the "1999-A Residual Value Insurance Proceeds"); (ii) HTA LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTA LP/HTD LP 1999-A Residual Value Insurance Certificate"); (iii) HTB LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds

(the "HTB LP/HTC LP 1999-A Residual Value Insurance Certificate"); and (iv) HTB LP one certificate representing a 0.01% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTD LP 1999-A Residual Value Insurance Certificate" and, together with the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the "1999-A Residual Value Insurance Certificates").

          I. Concurrently herewith, pursuant to the 1999-A SUBI Certificates Purchase and Sale Agreement, the parties thereto have agreed that HTA LP and HTB LP will transfer, without recourse, to HTC LP and HTD LP all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, all monies due thereon and paid thereon in respect thereof and all proceeds thereof. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, and (2) HTB LP will transfer
(a) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, all consideration of the delivery by HTC LP and HTD LP to HTA LP and HTB LP of the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes.

          J. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

          K. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

          L. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the "99.8% 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A

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Securities Intermediary to debit the 99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to the 1999-A Securitization Trust relating to the Securitization involving the 1999-A SUBI.

          M. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust (the "1999-A Residual Value Insurance Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which (1) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and (2) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account.

          N. Concurrently herewith, HTC LP, HTD LP, U.S. Bank, as owner trustee (in such capacity, the "1999-A Owner Trustee"), The Bank of New York, as indenture trustee ("1999-A Indenture Trustee") and Wilmington Trust Company, as Delaware owner trustee (the "Delaware Owner Trustee"), are entering into that certain securitization trust agreement, dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement") to continue the securitization trust created pursuant to the Trust Agreement, dated as of March 4, 1999 by and among HTC LP, the 1999-A Owner Trustee and the Delaware Trustee and by the filing of the Certificate of Trust of the 1999-A Securitization Trust with the Secretary of State of the State of Delaware on March 4, 1999, pursuant to which HTC LP and HTD LP will transfer to the 1999-A Securitization Trust the 1999-A SUBI Certificates and in exchange therefor, the 1999-A Securitization Trust will pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in connection with the Securitization pursuant to the Indenture and will issue the Certificates and deliver the Notes representing interests in the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust which will be secured by the 1999-A SUBI Certificates. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively.

          O. Concurrently herewith, and pursuant to the 1999-A Securitization Trust Agreement, HTC LP and HTD LP will transfer, without recourse, to the 1999-A Residual Value Insurance Co-Trust all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, in consideration of the delivery by the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes.

          P. Concurrently herewith, the 1999-A Indenture Trustee and the 1999-A Securitization Trust are entering into that certain indenture, dated as of July 1, 1999 (the "Indenture"), pursuant to which the 1999-A Indenture Trustee will issue the Notes and the 1999-A Securitization Trust will grant a security interest in all of the assets held by the 1999-A Securitization Trust (excluding any interest in respect of the 1999-A Residual Value Insurance Co-Trust), including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the 1999-A Securitization Trust's obligations under the Indenture.

          Q. The parties hereto have agreed to enter into this Agreement of Definitions in an effort to establish and agree upon a single set of definitions for any capitalized term used and not otherwise defined in any documents executed in connection with the 1999-A SUBI if such document references this Agreement of Definitions.

          NOW, THEREFORE, in consideration of the parties' mutual agreement to rely upon the definitions contained herein in the interpretation of the 1999-A Servicing Supplement, the 1999-A SUBI Supplement, the 1999-A Securitization Trust Agreement and various other documents relating to the transactions described therein, the parties hereto agree as follows:

     Section 1.01. DEFINITIONS. In the event of any conflict between a definition set forth both herein and in any document relating to such Securitization, including the 1999-A SUBI Supplement or the 1999-A Servicing Supplement, the definitions set forth therein shall prevail. For all purposes of this Agreement of Definitions, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement of Definitions include, as appropriate, all genders and the plural as well as the singular, (ii) the term "include" and all variations thereof means "include without limitation", (iii) the term "or" means "and/or", (iv) the term "proceeds" has the meaning ascribed to such term in the UCC, (v) any reference herein to an agreement includes any amendment, supplement or restatement thereof, (vi) any reference herein to any person includes, as applicable, any successors and permitted assigns of that person, and (vii) any reference herein to a statute means that statute, as it has been amended, and including all rules and regulations promulgated thereunder.

          Whenever any agreement relating to the 1999-A SUBI or to the transactions contemplated by the 1999-A Securitization Documents specifically contemplates using the definitions contained in this Agreement of Definitions, then, subject to the preceding paragraph, capitalized terms used without definitions in such agreement shall have the following meanings:

          "1999-A CERTIFICATE DISTRIBUTION ACCOUNT" means the account established with and in the name of the 1999-A Owner Trustee for the benefit of the Certificateholders pursuant to the 1999-A Securitization Trust Agreement and the 1999-A Servicing Supplement and designated as the "1999-A Certificate Distribution Account".

          "1999-A CONTRACTS" means the Leases allocated to the 1999-A SUBI and 1999-A SUBI Sub-Trust pursuant to the 1999-A SUBI Supplement.

          "1999-A INDENTURE TRUSTEE" means The Bank of New York, in its capacity as trustee under the Indenture, and any successor trustee appointed thereunder.

          "1999-A LEASED VEHICLES" means the Leased Vehicles allocated to the 1999-A SUBI and 1999-A SUBI Sub-Trust pursuant to the 1999-A SUBI Supplement.

          "1999-A NOTE DISTRIBUTION ACCOUNT" means the account established with and in the name of the 1999-A Indenture Trustee for the benefit of the Noteholders pursuant to the 1999-A Securitization Trust Agreement and the 1999-A Servicing Supplement and designated as the "1999-A Note Distribution Account".

           "1999-A NOTE SECURITIZATION TRUST" means the separate series of the Honda Auto Lease Trust 1999-A created by the 1999-A Securitization Trust Agreement, the estate of which consists or will consist of (i) the 1999-A SUBI Certificates, the portion of the 1999-A SUBI Assets evidenced thereby and all monies due and to become due thereunder from and after the Cutoff Date; (ii) such monies as are from time to time deposited in each of the 1999-A SUBI Accounts (excluding any proceeds of the Residual Value Insurance Policy or any other residual value insurance policies which are not subject to the Lien of the 1999-A Securitization Trust Agreement); (iii) all rights accruing to the holder of either of the 1999-A SUBI Certificates as a third-party beneficiary of the Origination Trust Agreement, the 1999-A SUBI Supplement and the 1999-A Servicing Supplement; and (iv) all proceeds of the foregoing.

          "1999-A OWNER TRUSTEE" means U.S. Bank, in its capacity as owner trustee under the 1999-A Securitization Trust Agreement, and any successor trustee appointed thereunder.

          "1999-A PAYAHEAD ACCOUNT" means the account established by the Origination Trustee and maintained by the Trust Agent, in the name of the Origination Trustee and for the benefit of the holders of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, pursuant to Section
13.03 of the 1999-A SUBI Supplement.

          "1999-A RESIDUAL VALUE INSURANCE CERTIFICATES" means the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate, the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate, which, collectively, represent a 100% beneficial interest in the 1999-A Residual Value Insurance Proceeds.

          "1999-A RESIDUAL VALUE INSURANCE CO-TRUST" means the separate series of the Honda Auto Lease Trust 1999-A created pursuant to the 1999-A Securitization Trust Agreement, the estate of which consists or will consist of (i) the 1999-A Residual Value Insurance Certificates, the 1999-A Residual Value Insurance Proceeds evidenced thereby and all monies due and to become due thereunder from and after the Cutoff Date; (ii) such monies as are from time to time deposited in the 1999-A Residual Value Insurance Proceeds Account; (iii) all rights accruing to the holder of any of the 1999-A Residual Value Insurance Certificates as a third-party beneficiary of any of the Basic Documents; and (iv) all proceeds of the foregoing.

          "1999-A RESIDUAL VALUE INSURANCE CO-TRUSTEE" means U.S. Bank, in its capacity as trustee of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust under the 1999-A Securitization Trust Agreement, and any successor trustee appointed thereunder.

          "1999-A RESIDUAL VALUE INSURANCE PROCEEDS" means the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds.

          "1999-A RESIDUAL VALUE INSURANCE PROCEEDS ACCOUNT" means the account established with and in the name of the 1999-A Owner Trustee for the benefit of the 1999-A

Residual Value Insurance Co-Trust pursuant to Section 3.01(c) of the 1999-A Securitization Trust Agreement and designated as the "1999-A Residual Value Insurance Proceeds Account".

          "1999-A RESIDUAL VALUE INSURANCE SECURITIES ACCOUNT" means the securities account established by the 1999-A Securities Intermediary in the name of and for the benefit of the 1999-A Residual Value Insurance Co-Trust pursuant to the 1999-A Securities Accounts Control Agreement.

          "1999-A SECURITIES ACCOUNTS CONTROL AGREEMENT" means that certain 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, among HTA LP, HTB LP, HTC LP, HTD LP, U.S. Bank, as 1999-A Owner Trustee and as 1999-A Residual Value Insurance Co-Trustee, The Bank of New York, as 1999-A Indenture Trustee, and the 1999-A Securities Intermediary.

          "1999-A SECURITIES INTERMEDIARY" means U.S. Bank, in its capacity as securities intermediary, for purposes of establishing the HTA LP 1999-A SUBI Securities Account, the HTB LP 1999-A SUBI Securities Account, the HTC LP 1999-A SUBI Securities Account, the HTD LP 1999-A SUBI Securities Account, the 99.8% 1999-A SUBI Securities Account and the 1999-A Residual Value Insurance Securities Account.

          "1999-A SECURITIZATION DOCUMENTS" means the Indenture, the Origination Trust Agreement, the Servicing Agreement, the 1999-A Servicing Supplement, the 1999-A SUBI Supplement, the Backup Security Agreement, this Agreement of Definitions, the 1999-A SUBI Certificates Purchase and Sale Agreement and each other operative document related to the 1999-A
Securitization Trust.

          "1999-A SECURITIZATION TRUST" means the Honda Auto Lease Trust 1999-A created by the 1999-A Securitization Trust Agreement, the estate of which consists or will consist of (i) the 1999-A SUBI Certificates, the portion of the 1999-A SUBI Assets evidenced thereby and all monies due and to become due thereunder from and after the Cutoff Date; (ii) the 1999-A Residual Value Insurance Certificates, the interest in the 1999-A Residual Value Insurance Proceeds evidenced thereby and all monies due and to become due thereunder from and after the Cutoff Date; (iii) such monies as are from time to time deposited in each of the 1999-A SUBI Accounts; (iv) all rights accruing to the holder of either of the 1999-A SUBI Certificates or any of the 1999-A Residual Value Insurance Certificates as a third-party beneficiary of the Origination Trust Agreement, the 1999-A SUBI Supplement and the 1999-A Servicing Supplement; and (v) all proceeds of the foregoing.

          "1999-A SECURITIZATION TRUST AGREEMENT" means that certain Securitization Trust Agreement, dated as of July 1, 1999, among HTC LP and HTD LP, as Transferors, Wilmington Trust Company, as Delaware Owner Trustee, The Bank of New York, as 1999-A Indenture Trustee, and U.S. Bank, as 1999-A Owner Trustee, pursuant to which, among other things, the 1999-A SUBI Certificates will be transferred to the 1999-A Owner Trustee, in that capacity, in connection with the Securitization of the portion of the 1999-A SUBI Assets represented by the 1999-A SUBI Certificates.

          "1999-A SECURITIZATION TRUST ESTATE" means, with the understanding that none of the following shall be interpreted to include the 1999-A Residual Value Insurance Certificates, any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts and the 1999-A Leased Vehicles, (i) the property conveyed to the 1999-A Note Securitization Trust under Section 2.04 of the 1999-A Securitization Trust Agreement; (ii) the 1999-A Note Distribution Account, 1999-A Certificate Distribution Account, the Reserve Fund and such monies as are from time to time deposited therein; (iii) all proceeds of the foregoing and (iv) any property which is subsequently added.

          "1999-A SERVICER TERMINATION EVENT" means (i) any event relating to the 1999-A SUBI Assets which constitutes a "Servicer Termination Event" under
Section 4.01 of the Servicing Agreement, subject to the qualifications set forth in that Section 4.01 of the Servicing Agreement, or (ii) the failure by the Servicer to deliver to the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee any report relating to the 1999-A SUBI Assets and required to be delivered to the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee pursuant to the Servicing Agreement or the 1999-A Servicing Supplement within ten Business Days after the date any such report is due; PROVIDED, HOWEVER, a delay or failure in performance under clause (ii) for a period of sixty Business Days shall not constitute a 1999-A Servicer Termination Event if caused by a Force Majeure Event.

          "1999-A SERVICING SUPPLEMENT" means that certain Servicing Supplement to the Servicing Agreement, dated as of July 1, 1999, by and among HVT, Inc., as Origination Trustee of the Honda Lease Trust, HTA LP and HTB LP, as UTI Beneficiaries, AHFC, as Servicer, and U.S. Bank, as Trust Agent, and relating to the servicing of the 1999-A SUBI Assets.

          "1999-A SUBI" means the SUBI created pursuant to the 1999-A SUBI Supplement.

          "1999-A SUBI ACCOUNT" means each or any of the 1999-A SUBI Collection Account, the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account, the 1999-A SUBI Lease Account, the Reserve Fund and any 1999-A Payahead Account.

          "1999-A SUBI ASSETS" means the 1999-A SUBI Portfolio and related Trust Assets (not including any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts and the 1999-A Leased Vehicles) allocated to the 1999-A SUBI and 1999-A SUBI Sub-Trust pursuant to the 1999-A SUBI Supplement.

          "1999-A SUBI BENEFICIARY" means any Beneficiary that is a Beneficiary because it is the holder or pledgee of a 1999-A SUBI Certificate or a Retained 1999-A SUBI Certificate.

          "1999-A SUBI CERTIFICATES" means the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate issued by the Origination Trust pursuant to the 1999-A SUBI Supplement, collectively evidencing a 99.8% beneficial interest in the 1999-A SUBI Assets (which do not include the Residual Value Insurance Policy or other residual value insurance policies or the proceeds of the Residual Value Insurance Policy or any other residual value insurance policies relating to the 1999-A Leased Vehicles or the 1999-A Contracts).

          "1999-A SUBI CERTIFICATES PURCHASE AND SALE AGREEMENT" means that certain 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999, pursuant to which HTA LP and HTB LP will sell to HTC LP and HTD LP, without recourse, all of their respective right, title and interest in and to the 1999-A SUBI and the HTA LP/HTB LP 1999-A SUBI Certificates and the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates.

          "1999-A SUBI COLLECTION ACCOUNT" means the account established by the Servicer on behalf of and in the name of the Origination Trustee for the benefit of the Beneficiaries of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, which account shall be established pursuant to the 1999-A SUBI Supplement and the 1999-A Servicing Supplement and designated as the "1999-A SUBI Collection Account".

          "1999-A SUBI INTEREST" means the interest in the 1999-A SUBI collectively represented by the 1999-A SUBI Certificates.

          "1999-A SUBI LEASE ACCOUNT" means the SUBI Lease Account, if any, designated as the "1999-A SUBI Lease Account" and established by the Servicer in the name of the Origination Trustee for the benefit of the Beneficiaries of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, which account shall be established pursuant to Section 13.02 of the 1999-A SUBI Supplement.

          "1999-A SUBI POOL BALANCE" means, as of any date with respect to the 1999-A SUBI Sub-Trust, the sum of the Adjusted Lease Balances of all 1999-A Contracts at such date.

          "1999-A SUBI PORTFOLIO" means the SUBI Portfolio that includes the 1999-A Contracts and 1999-A Leased Vehicles allocated to the 1999-A SUBI and 1999-A SUBI Sub-Trust pursuant to the 1999-A SUBI Supplement.

          "1999-A SUBI SERVICING FEE" means, for the 1999-A SUBI Sub-Trust, the fee payable on each Distribution Date with respect to the related Collection Period equal to one-twelfth of the product of 1.00% and the Aggregate Net Investment Value as of the first day of such Collection Period (or, in the case of the Initial Distribution Date, as of the Cutoff Date).

          "1999-A SUBI SUB-TRUST" means the SUBI Sub-Trust created pursuant to the 1999-A SUBI Supplement including as its assets the 1999-A SUBI Portfolio and the related Trust Assets (including the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds).

          "1999-A SUBI SUPPLEMENT" means that certain SUBI Supplement to the Origination Trust Agreement, dated as of July 1, 1999, pursuant to which, among other things, the Origination Trustee (i) at the direction of the UTI Beneficiaries, creates the 1999-A SUBI Sub-Trust and the 1999-A SUBI and (ii) issues the HTA LP/HTB LP 1999-A SUBI Certificates and the 1999-A Residual Value Insurance Certificates.

          "1999-A TRUST DOCUMENTS" means the Origination Trust Agreement, the 1999-A SUBI Supplement, the Servicing Agreement, the 1999-A Servicing Supplement, the Certificate of Trust, any Co-Trustee Agreement, any Assignment Agreement and any Trust Agency Agreement, to the extent that such documents or agreements deal with the Securitization contemplated by 1999-A Securitization Documents.

          "99.8% 1999-A SUBI SECURITIES ACCOUNT" means the securities account established by the 1999-A Securities Intermediary in the name of and for the benefit of the 1999-A Securitization Trust pursuant to the 1999-A Securities Accounts Control Agreement.

          "ACCOUNTANT" means a Person qualified to pass upon accounting questions, whether or not such Person shall be an officer or employee of a Beneficiary, the Servicer or any of their respective Affiliates (unless otherwise required to be "independent" (as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants) and such status would invalidate such Person's qualification as independent).

          "ADDITIONAL LOSS AMOUNT" means, with respect to any Collection Period, all payments (including any indemnification or reimbursement of the Origination Trustee or any Trust Agent) with respect to Claims by Persons other than the Origination Trustee, the Trust Agent, the Servicer, the 1999-A Indenture Trustee, the 1999-A Owner Trustee, the Certificateholders, the Noteholders and any other beneficiary of the Origination Trust against or with respect to the 1999-A SUBI Assets paid during that Collection Period, including reasonable fees and expenses of attorneys incurred in defending or settling such Claims, all as allocated by the Origination Trustee pursuant to
Section 3.08 of the Origination Trust Agreement, and the amount of reserves for possible future such payments that the Servicer, on behalf of the Origination Trustee, deems advisable (after consultation with Independent Accountants) to retain in the 1999-A SUBI Collection Account out of monies that otherwise would constitute Collections for that Collection Period.

          "ADDITIONAL LOSS LEASE" means a 1999-A Contract that has been sold or otherwise disposed of to pay an Additional Loss Amount.

          "ADJUSTED CAPITALIZED COST" means, with respect to any Lease and the related Leased Vehicle, the Gross Capitalized Cost less the Capitalized Cost Reduction, which amount is used in calculating the Monthly Payment.

          "ADJUSTED LEASE BALANCE" means, with respect to any 1999-A Contract and the related 1999-A Leased Vehicle as of any date, the Adjusted Capitalized Cost minus the aggregate principal actually paid by or on behalf of the related Lessee on or prior to such date; PROVIDED that the Lease Principal component of Payments Ahead received but not yet applied shall not be considered to have been paid by such Lessee.

          "ADMINISTRATION AGREEMENT" means that certain Administration Agreement, dated as of July 1, 1999, by and among the Honda Auto Lease Trust 1999-A, as Issuer, AHFC, as administrator, and The Bank of New York, as indenture trustee.

          "ADMINISTRATIVE CHARGE" means, with respect to any 1999-A Contract, any payment (whether or not part of the fixed monthly payment) payable to the related lessor representing a late payment fee, an Extension Fee, an allocation to the related Lessee of insurance premiums, sales, personal property or excise taxes or any other similar charge.

          "ADMINISTRATIVE EXPENSE" means any reasonable administrative cost or expense associated with the Indenture, the Notes, the 1999-A
Securitization Trust or the Origination Trust, including reasonable fees and expenses of attorneys and accountants.

          "ADMINISTRATOR" means AHFC.

          "ADVANCE" means, with respect to all Delinquent Leases included in the 1999-A SUBI Assets during a Collection Period, an advance required to be made with respect to such Delinquent Leases, the amount of which shall equal the sum of (i) with respect to 1999-A Contracts which are Delinquent Leases solely pursuant to clause (ii) of the definition of "Delinquent Leases", the sum of all Monthly Payments which would have been due during such Collection Period under such Delinquent Leases had the Servicer not granted deferrals on such 1999-A Contracts and (ii) with respect to all other Delinquent Leases other than those described in clause (i) hereof, the sum of all Monthly Payments due but not received during such Collection Period.

          "AFFILIATE" means, as to any Person, any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an officer, director, member or partner of such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, the power (x) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, members or managing partners of such Person or (y) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "AGGREGATE NET INVESTMENT VALUE" means, as of any day, the sum of
(i) the aggregate of the Discounted Principal Balances of all 1999-A Contracts at such date, each such Discounted Principal Balance being derived from the Schedule of 1999-A Contracts and 1999-A Leased Vehicles as in effect on such date; PROVIDED that as of the last day of any Collection Period, there shall be eliminated from the Schedule of 1999-A Contracts and 1999-A Leased Vehicles for the purpose of this definition (including, without limitation, the determination at any subsequent time of the Aggregate Net Investment Value as of the last day of any Collection Period) each 1999-A Contract that became a Charged-off, Liquidated, the Matured or Additional Loss Lease before the end of such Collection Period and (ii) the aggregate of the Booked Residual Values of those Leased Vehicles that have been added to Matured Leased Vehicle Inventory within the three immediately preceding Collection Periods but have not been sold or otherwise disposed of as of the last day of the most recent Collection Period for no more than two full Collection Periods, each such Booked Residual Value being derived from the Schedule of 1999-A Contracts and 1999-A Leased Vehicles as in effect on such date.

          "AGGREGATE NET LOSSES" means, with respect to a Collection Period, an amount equal to the aggregate Discounted Principal Balances of all 1999-A Contracts that became Charged-off Leases during such Collection Period minus the sum of (a) all Net Repossession Proceeds and other Net Liquidation Proceeds collected during such Collection Period with respect to Charged-off Leases and (b) to the extent not duplicative of the amounts described in clause (a), the portion of amounts subsequently received in respect of 1999-A Contracts that had been charged-off in prior Collection Periods specified in the 1999-A SUBI Supplement.

          "AGREEMENT OF DEFINITIONS" means this Agreement of Definitions.

          "AHFC" means American Honda Finance Corporation, a California corporation, and its successors and assigns.

          "ALTERNATE RESERVE FUND REQUIREMENT" means that formula pursuant to which the Reserve Fund Requirement is to be calculated if any Reserve Fund Test is not satisfied as of any Distribution Date. Pursuant to the Alternate Reserve Fund Requirement, the Reserve Fund Requirement will equal the lesser of (i) $214,081,288.79 (6.50% of 99.8% of the Aggregate Net Investment Value as of the Cutoff Date) and (ii) the Note Balance as of the related Distribution Date (after giving effect to reductions in the Note Balance on such Distribution Date).

          "ASSIGNMENT AGREEMENT" means any agreement between AHFC and the 1999-A Securitization Trust pursuant to which AHFC assigns to the 1999-A Securitization Trust its rights under each Dealer Agreement described therein.

          "AUTHENTICATING AGENT" means any Authenticating Agent appointed as such pursuant to Section 6.15 of the Indenture, and includes any successor thereto.

          "AUTHORIZED NEWSPAPER" means a newspaper of general circulation in The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "BACKUP SECURITY AGREEMENT" means that certain backup security agreement, dated as of July 1, 1999, by and among the Servicer, the UTI Beneficiaries, the Origination Trustee, HTC LP, HTD LP, the 1999-A Owner Trustee and the 1999-A Indenture Trustee.

          "BANKRUPT LEASE" means a 1999-A Contract as to which a voluntary or involuntary case has commenced against the related Lessee under the federal bankruptcy laws, as now or hereafter in effect, or under another present or future federal or state bankruptcy, insolvency or similar law, after the date of origination of the related 1999-A Contract.

          "BASE RESERVE FUND FORMULA" means that formula pursuant to which the Reserve Fund Requirement is to be calculated if all Reserve Fund Tests are satisfied as of any Distribution Date. Pursuant to the Base Reserve Fund Formula, the Reserve Fund Requirement with respect to any Distribution Date will equal the lesser of (i) $181,145,705.90 (5.50% of 99.8% of the Aggregate Net Investment Value as of the Cutoff Date) and (ii) the Note Balance as of the related Distribution Date (after giving effect to reductions in the Note Balance on such Distribution Date).

          "BASIC DOCUMENTS" means the Origination Trust Agreement, the Servicing Agreement, the 1999-A Servicing Supplement, the 1999-A SUBI Supplement, the 1999-A Securitization Trust Agreement, the 1999-A SUBI Certificates Purchase and Sale Agreement, this Agreement of Definitions, the Backup Security Agreement, the Indenture and any other operative document relating to the Securitization of the 1999-A SUBI Assets.

          "BENEFICIARY" means any Related Beneficiary of any Sub-Trust, and "BENEFICIARIES" means, collectively, all of the Beneficiaries.

          "BOOK VALUE" means, with respect to any 1999-A Contract and the related 1999-A Leased Vehicle as of any date, the Adjusted Capitalized Cost minus the aggregate Lease Principal scheduled to have been received on or prior to such date.

          "BOOKED RESIDUAL VALUE" means, with respect to any 1999-A Contract, the value of the related 1999-A Leased Vehicle at the scheduled Maturity Date as established or assigned by the Servicer at the time of origination of such 1999-A Contract in accordance with the Servicer's customary practices, which value shall be used in determining the Monthly Payment.

          "BOOK-ENTRY NOTES" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

          "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, Wilmington, Delaware or Los Angeles, California are authorized or obligated by law, executive order or governmental decree to be closed.

          "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 ET SEQ.

          "CAPITAL CONTRIBUTION" means any capital contribution to the Origination Trust made by a Beneficiary, the Servicer or any of their respective Affiliates.

          "CAPITALIZED COST REDUCTION" means, with respect to any 1999-A Contract and the related 1999-A Leased Vehicle, the total amount of any rebate, cash payment, net trade-in allowance and non-cash credits that reduced the Gross Capitalized Cost at the time of origination of such 1999-A Contract.

          "CAPPED CONTINGENT AND EXCESS LIABILITY PREMIUMS" means, as of any Distribution Date, an amount sufficient to pay the premiums then due on the portion of any Contingent and Excess Liability Insurance Policy allocable to the 1999-A SUBI; PROVIDED, HOWEVER, that to the extent that the portion of such amount allocable to the 1999-A SUBI Certificates, collectively, together with all such portions since the beginning of the calendar year in which such Distribution Date occurs, exceeds $550,000, such portion shall not constitute a Capped Contingent and Excess Liability Premium but instead shall constitute an "Uncapped Administrative Expense".

          "CAPPED INDENTURE TRUSTEE ADMINISTRATIVE EXPENSES" means, with respect to any Distribution Date, the compensation of the 1999-A Indenture Trustee pursuant to Section 6.07 of the Indenture and those other Administrative Expenses with respect to the Indenture and the Notes, including those due under Section 6.07 of the Indenture that, together with all such Administrative Expenses paid since the beginning of the calendar year in which such Distribution Date occurs, do not exceed $50,000 (or $100,000 in any year in which an Indenture Event of Default occurs and the 1999-A Indenture Trustee sells the SUBI Interest pursuant to Section 5.14 of the Indenture).

          "CAPPED ORIGINATION TRUST ADMINISTRATIVE EXPENSES" means, as of any Distribution Date, Administrative Expenses with respect to the Origination Trust due on or before such Distribution Date as are allocable to the 1999-A SUBI, but specifically not including any premiums on any portion of the Contingent and Excess Liability Insurance Policy allocable to the 1999-A SUBI; PROVIDED, HOWEVER, that to the extent the portion of such Administrative Expenses allocable to the 1999-A SUBI Certificates, collectively, together with all such portions since the beginning of the calendar year in which such Distribution Date occurs, exceeds $100,000, such portion shall not constitute a Capped Origination Trust Administrative Expense but instead shall constitute an "Uncapped Administrative Expense".

          "CAPPED OWNER TRUSTEE ADMINISTRATIVE EXPENSES" means, with respect to any Distribution Date, the compensation of the 1999-A Owner Trustee pursuant to Section 6.05 of the 1999-A Securitization Trust Agreement and those other Administrative Expenses with respect to the 1999-A Securitization Trust, including those due under Section 6.05 of the 1999-A Securitization Trust Agreement, as are due on such Distribution Date that, together with all such Administrative Expenses paid since the beginning of the calendar year in which such Distribution Date occurs, do not exceed $5,000.

          "CASH" means such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "CASH VALUE" means, with respect to any or all Trust Assets, as the context may require, on any date, the sum of all cash and the aggregate Adjusted Lease Balance of the 1999-A Contracts comprising such Trust Assets on such date.

          "CEDE" means Cede & Co., as the nominee of DTC, the initial Clearing Agency.

          "CERTIFICATE" means one of the Certificates executed and authenticated by the 1999-A Owner Trustee, or a duly appointed authentication agent, in substantially the form thereof set forth as Exhibit A to the 1999-A Securitization Trust Agreement.

          "CERTIFICATE BALANCE" means, as of any date, the Initial Certificate Balance less the sum of (i) all payments made on or prior to such date allocable to principal (including any reimbursements of (a) Covered Loss Amounts allocable to the Certificates or
(b) Certificate Principal Loss Amounts) and (ii) the amount of Certificate Principal Loss Amounts, if any, which have not been reimbursed, but in each case, excluding the payment, if any, of amounts allocable to distributions in respect of the 1999-A Residual Value Insurance Co-Trust.

          "CERTIFICATE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Principal Distributable Amount and the Certificate Interest Distributable Amount.

          "CERTIFICATE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Certificate Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Certificate Balance made on that date) divided by the Initial Certificate Balance.

          "CERTIFICATE INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Certificate Interest Distributable Amount for such Distribution Date plus any outstanding Certificate Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Certificate Interest Carryover Shortfall, to the extent permitted by law, at the Certificate Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Certificateholders on such current Distribution Date.

          "CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) one-twelfth of the Certificate Rate (or, in the case of the Initial Distribution Date, the product of (a) a fraction, the numerator of which is 46 and the denominator of which is 360, and (b) the Certificate Rate), and (ii) the Certificate Balance as of the immediately preceding Distribution Date after giving effect to changes in the Certificate Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Certificate Balance).

          "CERTIFICATE LOSS AMOUNT" means, with respect to any Distribution Date, the Uncovered Loss Amount for the related Collection Period.

          "CERTIFICATE OF TITLE" means a certificate of title or other evidence of ownership of a 1999-A Leased Vehicle issued by the Registrar of Titles in the jurisdiction in which the 1999-A Leased Vehicle is registered.

          "CERTIFICATE OF TRUST" means the Certificate of Trust, as such document amended, filed for the 1999-A Securitization Trust pursuant to the Business Trust Statute.

          "CERTIFICATE OWNER" means, with respect to any Certificate, any Person holding or owning a beneficial interest therein, whether or not such Person is a Holder.

          "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Certificateholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Certificate Loss Amount for the related Collection Period and any previously unreimbursed Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed pursuant to Section 3.03(c)(xx) and (xxi) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Certificate Rate) on the aggregate amount of unreimbursed Certificate Principal Loss Amounts.

          "CERTIFICATE RATE" means 6.900%.

          "CERTIFICATEHOLDER" means HTC LP, HTD LP and their respective successors in their respective capacities as holders of the Certificates.

          "CHARGED-OFF AMOUNT" means, as of any Distribution Date, an amount equal to the sum of the Discounted Principal Balances, as of the end of the related Collection Period, of any 1999-A Contracts that became Charged-off Leases during that related Collection Period.

          "CHARGED-OFF LEASE" means a 1999-A Contract (a) with respect to which the related 1999-A Leased Vehicle has been repossessed and sold or otherwise disposed of, or (b) which has been written off by the Servicer in accordance with its normal policies for writing off lease contracts other than with respect to repossessions.

          "CHARGE-OFF RATE" means, with respect to any Collection Period, a percentage equivalent to a fraction, the numerator of which is the product of
(a) 12 and (b) the Aggregate Net Losses with respect to such Collection Period, and the denominator of which is the quotient of (a) the Aggregate Net Investment Value as of the last day of such Collection Period plus the Aggregate Net Investment Value as of the last day of the immediately preceding Collection Period, divided by (b) 2.

          "CHARGE-OFF RATE TEST" means that determination, made on each Distribution Date, of the average of the Charge-off Rates for the immediately preceding three Collection Periods (except (i) in the case of the September 1999 Determination Date, such determination shall only look to the Charge-off Rate for the initial Collection Period, and (ii) in the case of the October 1999 Determination Date, such determination shall be the average of the Charge-off Rates for the initial and September 1999 Collection Periods). The Charge-off Rate Test will be satisfied if such average is 1.50% or less.

          "CLAIMS" means any losses, liabilities and expenses (including reasonable attorneys' and other professional fees and expenses) incurred in connection with reasonable collection efforts or the defense of any suit or action.

          "CLASS" means all Securities whose form is identical except for variation in denomination, principal amount or owner.

          "CLASS A AGGREGATE LOSS AMOUNT" means the sum of (i) the Class A Loss Amount, (ii) the Class A Note Principal Loss Amount and (iii) the Class A Note Principal Loss Interest Amount.

          "CLASS A LOSS AMOUNT" means the sum of the Class A-1 Loss Amount, the Class A-2 Loss Amount, the Class A-3 Loss Amount, the Class A-4 Loss Amount and the Class A-5 Loss Amount.

          "CLASS A NOTE BALANCE" means the sum of the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance and the Class A-5 Note Balance.

          "CLASS A NOTE PRINCIPAL LOSS AMOUNT" means the sum of the Class A-1 Note Principal Loss Amount, the Class A-2 Note Principal Loss Amount, the Class A-3 Note Principal Loss Amount, the Class A-4 Note Principal Loss Amount and the Class A-5 Note Principal Loss Amount.

          "CLASS A NOTE PRINCIPAL LOSS INTEREST AMOUNT" means the sum of the Class A-1 Note Principal Loss Interest Amount, the Class A-2 Note Principal Loss Interest Amount, the Class A-3 Note Principal Loss Interest Amount, the Class A-4 Note Principal Loss Interest Amount and the Class A-5 Note Principal Loss Interest Amount.

          "CLASS A NOTEHOLDER" means any Holder of or Note Owner with respect to a Class A Note.

          "CLASS A NOTES" means, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

          "CLASS A PERCENTAGE" means the Class A Note Balance immediately after the Class A-4 Notes have been paid in full as a percentage of the Note Balance at such time.

          "CLASS A-1 ALLOCATION PERCENTAGE" means, as of any Distribution Date, the Class A-1 Note Balance as a percentage of the Class A Note Balance, each as of the last day of the related Collection Period.

          "CLASS A-1 DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A-1 Principal Distributable Amount and the Class A-1 Interest Distributable Amount.

          "CLASS A-1 FINAL DISTRIBUTION DATE" means the August 2000 Distribution Date.

          "CLASS A-1 INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class A-1 Interest Distributable Amount for such Distribution Date plus any outstanding Class A-1 Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class A-1 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-1 Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class A-1 Noteholders on such current Distribution Date.

          "CLASS A-1 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) a fraction, the numerator of which is the actual number of days elapsed during the related Collection Period (which, for purposes of the Initial Distribution Date, will be 48) and the denominator of which is 360, (ii) the Class A-1 Note Rate and (iii) the Class A-1 Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class A-1 Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class A-1 Note Balance).

          "CLASS A-1 LOSS AMOUNT" means, with respect to any Distribution Date after the Class B Note Balance has been reduced to zero, the product of
(a) the Class A-1 Allocation Percentage, and (b) the Uncovered Loss Amount for the related Collection Period.

          "CLASS A-1 NOTE" means one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, or a duly appointed Authenticating Agent, in substantially the form of a Class A-1 Note set forth as an exhibit to the Indenture.

          "CLASS A-1 NOTE BALANCE" means initially the Initial Class A-1 Note Balance and, on any date, means the Initial Class A-1 Note Balance reduced by the sum of (i) all amounts distributed to Class A-1 Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to the Class A-1 Notes or (b) Class A-1 Note Principal Loss Amounts) and (ii) the amount, if any, by which (a) the aggregate of all Class A-1 Note Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-1 Note Principal Loss Amounts reimbursed on or prior to such date.

          "CLASS A-1 NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class A-1 Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class A-1 Note Balance made on that date) divided by the Initial Class A-1 Note Balance.

          "CLASS A-1 NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class A-1 Loss Amount for the related Collection Period and any previously unreimbursed Class A-1 Note Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-1 Notes pursuant to Section 3.03(c)(xi) and (xii) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS A-1 NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class A-1 Note Rate) on the aggregate amount of unreimbursed Class A-1 Note Principal Loss Amounts.

          "CLASS A-1 NOTE RATE" means 5.445% per annum.

          "CLASS A-1 NOTEHOLDER" means any Holder of or Note Owner with respect to a Class A-1 Note, as indicated by the context.

          "CLASS A-1 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class A-1 Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLASS A-2 ALLOCATION PERCENTAGE" means, as of any Distribution Date, the Class A-2 Note Balance as a percentage of the then Class A Note Balance, each as of the last day of the related Collection Period.

          "CLASS A-2 DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A-2 Principal Distributable Amount and the Class A-2 Interest Distributable Amount.

          "CLASS A-2 FINAL DISTRIBUTION DATE" means the October 2001 Distribution Date.

          "CLASS A-2 INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class A-2 Interest Distributable Amount for such Distribution Date plus any outstanding Class A-2 Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class A-2 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-2 Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class A-2 Noteholders on such current Distribution Date.

          "CLASS A-2 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) a fraction, the numerator of which is the actual number of days elapsed during the related Collection Period (which, for purposes of the Initial Distribution Date, will be 48) and the denominator of which is 360, (ii) the Class A-2 Note Rate and (iii) the Class A-2 Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class A-2 Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class A-2 Note Balance).

          "CLASS A-2 LOSS AMOUNT" means, with respect to any Distribution Date after the Class B Note Balance has been reduced to zero, the product of
(a) the Class A-2 Allocation Percentage, and (b) the Uncovered Loss Amount for the related Collection Period.

          "CLASS A-2 NOTE" means one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, as duly appointed Authenticating Agent in substantially the form set forth is an exhibit to the Indenture.

          "CLASS A-2 NOTE BALANCE" means initially the Initial Class A-2 Note Balance and, on any date, means the Initial Class A-2 Note Balance, reduced by the sum of (i) all amounts distributed to Class A-2 Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to the Class A-2 Notes or (b) Class A-2 Note Principal Loss Amounts) and (ii) the amount, if any, by which (a) the aggregate of all

Class A-2 Note Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-2 Note Principal Loss Amounts reimbursed on or prior to such date.

          "CLASS A-2 NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class A-2 Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class A-2 Note Balance made on that date) divided by the Initial Class A-2 Note Balance.

          "CLASS A-2 NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class A-2 Loss Amount for the related Collection Period and any previously unreimbursed Class A-2 Note Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-2 Notes pursuant to Section 3.03(c)(xi) and (xii) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS A-2 NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class A-2 Note Rate) on the aggregate amount of unreimbursed Class A-2 Note Principal Loss Amounts.

          "CLASS A-2 NOTE RATE" means 5.875% per annum.

          "CLASS A-2 NOTEHOLDER" means any Holder of or Note Owner with respect to a Class A-2 Note, as indicated by the context.

          "CLASS A-2 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class A-2 Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLASS A-3 ALLOCATION PERCENTAGE" means, as of any Distribution Date, the Class A-3 Note Balance as a percentage of the then Class A Note Balance, each as of the last day of the related Collection Period.

          "CLASS A-3 DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A-3 Principal Distributable Amount and the Class A-3 Interest Distributable Amount.

          "CLASS A-3 FINAL DISTRIBUTION DATE" means the January 2002 Distribution Date.

          "CLASS A-3 INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class A-3 Interest Distributable Amount for such Distribution Date plus any outstanding Class A-3 Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class A-3 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-3 Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class A-3 Noteholders on such current Distribution Date.

          "CLASS A-3 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) one-twelfth of the Class A-3 Note Rate (or, in the case of the Initial Distribution Date, the product of (a) a fraction, the numerator of which is 46 and the denominator of which is 360, and (b) the Class A-3 Note Rate), and (ii) the Class A-3 Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class A-3 Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class A-3 Note Balance).

          "CLASS A-3 LOSS AMOUNT" means, with respect to any Distribution Date after the Class B Note Balance has been reduced to zero, the product of
(a) the Class A-3 Allocation Percentage, and (b) the Uncovered Loss Amount for the related Collection Period.

          "CLASS A-3 NOTE" means one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, or a duly appointed Authenticating Agent, in substantially the form set forth as in exhibit to the Indenture.

          "CLASS A-3 NOTE BALANCE" means initially the Initial Class A-3 Note Balance and, on any date, means the Initial Class A-3 Note Balance, reduced by the sum of (i) all amounts distributed to Class A-3 Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to the Class A-3 Notes or (b) Class A-3 Note Principal Loss Amounts) and (ii) the amount, if any, by which (a) the aggregate of all Class A-3 Note Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-3 Note Principal Loss Amounts reimbursed on or prior to such date.

          "CLASS A-3 NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class A-3 Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class A-3 Note Balance made on that date) divided by the Initial Class A-3 Note Balance.

          "CLASS A-3 NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class A-3 Loss Amount for the related Collection Period and any previously unreimbursed Class A-3 Note Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-3 Notes pursuant to Section 3.03(c)(xi) and (xii) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS A-3 NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class A-3 Note Rate) on the aggregate amount of unreimbursed Class A-3 Note Principal Loss Amounts.

          "CLASS A-3 NOTE RATE" means 6.100% per annum.

          "CLASS A-3 NOTEHOLDER" means any Holder of or Note Owner with respect to a Class A-3 Note, as indicated by the context.

          "CLASS A-3 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class A-3 Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLASS A-4 ALLOCATION PERCENTAGE" means, as of any Distribution Date, the Class A-4 Note Balance as a percentage of the then Class A Note Balance, each as of the last day of the related Collection Period.

          "CLASS A-4 DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A-4 Principal Distributable Amount and the Class A-4 Interest Distributable Amount.

          "CLASS A-4 FINAL DISTRIBUTION DATE" means the September 2002 Distribution Date.

          "CLASS A-4 INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class A-4 Interest Distributable Amount for such Distribution Date plus any outstanding Class A-4 Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class A-4 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-4 Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class A-4 Noteholders on such current Distribution Date.

          "CLASS A-4 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) one-twelfth of the Class A-4 Note Rate (or, in the case of the Initial Distribution Date, the product of (a) a fraction, the numerator of which is 46 and the denominator of which is 360, and (b) the Class A-4 Note Rate), and (ii) the Class A-4 Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class A-4 Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class A-4 Note Balance).

          "CLASS A-4 LOSS AMOUNT" means, with respect to any Distribution Date after the Class B Note Balance has been reduced to zero, the product of
(a) the Class A-4 Allocation Percentage, and (b) the Uncovered Loss Amount for the related Collection Period.

          "CLASS A-4 NOTE" means one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, or a duly appointed Authenticating Agent, in substantially the form of a Class A-4 Note set forth as an exhibit to the Indenture.

          "CLASS A-4 NOTE BALANCE" means initially the Initial Class A-4 Note Balance and, on any date, means the Initial Class A-4 Note Balance, reduced by the sum of (i) all amounts distributed to Class A-4 Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to Class A-4 Notes or (b) Class A-4 Note Principal Loss Amounts) and (ii) the amount, if any, by which (a) the aggregate of all Class A-4 Note Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-4 Note Principal Loss Amounts reimbursed on or prior to such date.

          "CLASS A-4 NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class A-4 Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class A-4 Note Balance made on that date) divided by the Initial Class A-4 Note Balance.

          "CLASS A-4 NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class A-4 Loss Amount for the related Collection Period and any previously unreimbursed Class A-4 Note Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-4 Notes pursuant to Section 3.03(c)(xi) and (xii) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS A-4 NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class A-4 Note Rate) on the aggregate amount of unreimbursed Class A-4 Note Principal Loss Amounts.

          "CLASS A-4 NOTE RATE" means 6.450% per annum.

          "CLASS A-4 NOTEHOLDER" means any Holder of or Note Owner with respect to a Class A-4 Note, as indicated by the context.

          "CLASS A-4 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class A-4 Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLASS A-5 AGGREGATE LOSS AMOUNT" means with respect to any Distribution Date, the sum of (i) the Class A-5 Note Principal Loss Amount and (ii) the Class A-5 Note Principal Loss Interest Amount, to the extent not covered by distributions pursuant to Section 3.03(c) of the 1999-A Securitization Trust Agreement on such Distribution Date prior to the application of Section 3.03(f) of the 1999-A Securitization Trust Agreement.

          "CLASS A-5 ALLOCATION PERCENTAGE" means, as of any Distribution Date, the Class A-5 Note Balance as a percentage of the then Class A Note Balance, each as of the last day of the related Collection Period.

          "CLASS A-5 DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A-5 Principal Distributable Amount and the Class A-5 Interest Distributable Amount.

          "CLASS A-5 FINAL DISTRIBUTION DATE" means the July 2005
Distribution Date.

          "CLASS A-5 INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class A-5 Interest Distributable Amount for such Distribution Date plus any outstanding Class A-5 Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class A-5 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-5 Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class A-5 Noteholders on such current Distribution Date.

          "CLASS A-5 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) one-twelfth of the Class A-5 Note Rate (or, in the case of the Initial Distribution Date, the product of (a) a fraction, the numerator of which is 46 and the denominator of which is 360, and (b) the Class A-5 Note Rate), and (ii) the Class A-5 Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class A-5 Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class A-5 Note Balance).

          "CLASS A-5 LOSS AMOUNT" means, with respect to any Distribution Date after the Class B Note Balance has been reduced to zero, the product of
(a) the Class A-5 Allocation Percentage, and (b) the Uncovered Loss Amount for the related Collection Period.

          "CLASS A-5 NOTE" means one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, or a duly appointed Authenticating Agent, in substantially the form of a Class A-5 Note set forth as an exhibit to the Indenture.

          "CLASS A-5 NOTE BALANCE" means initially the Initial Class A-5 Note Balance and, on any date, means the Initial Class A-5 Note Balance, reduced by the sum of (i) all amounts distributed to Class A-5 Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to the Class A-5 Notes or (b) Class A-5 Note Principal Loss Amounts) and (ii) the amount, if any, by which (a) the aggregate of all Class A-5 Note Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-5 Note Principal Loss Amounts reimbursed on or prior to such date.

          "CLASS A-5 NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class A-5 Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class A-5 Note Balance made on that date) divided by the Initial Class A-5 Note Balance.

          "CLASS A-5 NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class A-5 Loss Amount for the related Collection Period and any previously unreimbursed Class A-5 Note Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-5 Notes pursuant to Section 3.03(c)(xi) and (xii) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS A-5 NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class A-5 Note Rate) on the aggregate amount of unreimbursed Class A-5 Note Principal Loss Amounts.

          "CLASS A-5 NOTE RATE" means 6.650% per annum.

          "CLASS A-5 NOTEHOLDER" means any Holder of or Note Owner with respect to a Class A-5 Note, as indicated by the context.

          "CLASS A-5 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class A-5 Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLASS B AGGREGATE LOSS AMOUNT" means with respect to any Distribution Date, the sum of (i) the Class B Note Principal Loss Amount and
(ii) the Class B Note Principal Loss Interest Amount, to the extent not covered by distributions pursuant to Section 3.03(c) of the 1999-A Securitization Trust Agreement on such Distribution Date prior to the application of Section 3.03(f) of the 1999-A Securitization Trust Agreement.

          "CLASS B DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

          "CLASS B FINAL DISTRIBUTION DATE" means the July 2005 Distribution
Date.

          "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class B Interest Distributable Amount for such Distribution Date plus any outstanding Class B Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class B Noteholders on such current Distribution Date.

          "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) one-twelfth of the Class B Note Rate (or, in the case of the Initial Distribution Date, the product of (a) a fraction, the numerator of which is 46 and the denominator of which is 360, and (b) the Class B Note Rate), and (ii) the Class B Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class B Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class B Note Balance).

          "CLASS B LOSS AMOUNT" means, with respect to any Distribution Date after the Class C Note Balance has been reduced to zero, the Uncovered Loss Amount for the related Collection Period.

          "CLASS B NOTE" means any one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, or duly appointed Authenticating Agent, in substantially the form of a Class B Note set forth as an exhibit to the Indenture.

          "CLASS B NOTE BALANCE" means initially the Initial Class B Note Balance and, on any date, means the Initial Class B Note Balance, reduced by the sum of (i) all amounts distributed to Class B Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to the Class B Notes or (b) Class B Note Principal Loss Amounts), (ii) the amount, if any, by which (a) the aggregate of all Class B Note Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class B Note Principal Loss Amounts reimbursed on or prior to such date and (iii) the amount, if any, by which (a) the aggregate of all Class B Note Principal Carryover Shortfalls on or prior to such Distribution Date exceeds (b) the aggregate of all Class B Note Principal Carryover Shortfalls reimbursed on or prior to such date.

          "CLASS B NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class B Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class B Note Balance made on that date) divided by the Initial Class B Note Balance.

          "CLASS B NOTE PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount that otherwise would have been distributed to the Class B Noteholders, in respect of Principal Collections, but instead is distributed to the Class A-5 Noteholders and applied as set forth applied as set forth in clauses (xi), (xii) or (xiii) of Section 3.03(c) of the 1999-A Securitization Trust Agreement.

          "CLASS B NOTE PRINCIPAL CARRYOVER SHORTFALL INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and compounded interest (at the Class B Note Rate) on the aggregate amount of unreimbursed Class B Note Principal Carryover Shortfall as of the immediately preceding Distribution Date.

          "CLASS B NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class B Loss Amount for the related Collection Period and any previously unreimbursed Class B Note Principal Loss Amount exceeds (ii) the amount available to be distributed pursuant to Section 3.03(c)(xiv) and (xvi) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS B NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class B Note Rate) on the aggregate amount of unreimbursed Class B Note Principal Loss Amounts.

          "CLASS B NOTE RATE" means 6.650% per annum.

          "CLASS B NOTEHOLDER" means any Holder of or Note Owner with respect to a Class B Note.

          "CLASS B PERCENTAGE" means the Class B Note Balance immediately after the Class A-4 Notes have been paid in full as a percentage of the Note Balance at such time.

          "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class B Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLASS C DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class C Principal Distributable Amount and the Class C Interest Distributable Amount.

          "CLASS C FINAL DISTRIBUTION DATE" means the July 2005 Distribution
Date.

          "CLASS C INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount by which (i) the Class C Interest Distributable Amount for such Distribution Date plus any outstanding Class C Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class C Interest Carryover Shortfall, to the extent permitted by law, at the Class C Note Rate from such immediately preceding Distribution Date to but not including the current Distribution Date exceeds (ii) the amount of interest distributed to Class C Noteholders on such current Distribution Date.

          "CLASS C INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the product of (i) one-twelfth of the Class C Note Rate (or, in the case of the Initial Distribution Date, the product of (a) a fraction, the numerator of which is 46 and the denominator of which is 360, and (b) the Class C Note Rate), and (ii) the Class C Note Balance as of the immediately preceding Distribution Date after giving effect to changes in the Class C Note Balance made on such immediately preceding Distribution Date (or, in the case of the Initial Distribution Date, the Initial Class C Note Balance).

          "CLASS C LOSS AMOUNT" means, with respect to any Distribution Date after the Certificate Balance has been reduced to zero, the Uncovered Loss Amount for the related Collection Period.

          "CLASS C NOTE" means any one of the Notes executed by the 1999-A Owner Trustee and authenticated by the 1999-A Indenture Trustee, or duly appointed Authenticating Agent, in substantially the form of a Class C Note set forth as an exhibit to the Indenture.

          "CLASS C NOTE BALANCE" means initially the Initial Class C Note Balance and, on any date, means the Initial Class C Note Balance, reduced by the sum of (i) all amounts distributed to Class C Noteholders and allocable to principal on or prior to such date (including any reimbursements of (a) Covered Loss Amounts allocable to the Class C Notes or (b) Class C Note Principal Loss Amounts), (ii) the amount, if any, by which (a) the aggregate of all Class C Note Principal Loss Amounts on or prior to such date exceeds
(b) the aggregate of all Class C Note Principal Loss Amounts reimbursed on or prior to such date and (iii) the amount, if any, by which (a) the aggregate of all Class C Note Principal Carryover Shortfalls on or prior to such Distribution Date exceeds (b) the aggregate of all Class C Note Principal Carryover Shortfalls reimbursed on or prior to such date.

          "CLASS C NOTE FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class C Note Balance as of the close of business on such Distribution Date (after giving effect to all changes in the Class C Note Balance made on that date) divided by the Initial Class C Note Balance.

          "CLASS C NOTE PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount that otherwise would have been distributed to the Class C Noteholders, in respect of Principal Collections, but instead is distributed to the Class A-5 Noteholders or the Class B Noteholders and applied as set forth in clauses (xi), (xii), (xiii), (xiv), (xvi) or (xviii) of Section 3.03(c) of the 1999-A Securitization Trust Agreement.

          "CLASS C NOTE PRINCIPAL CARRYOVER SHORTFALL INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and compounded interest (at the Class C Note Rate) on the aggregate amount of unreimbursed Class C Note Principal Carryover Shortfall as of the immediately preceding Distribution Date.

          "CLASS C NOTE PRINCIPAL LOSS AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (i) the sum of the Class C Loss Amount for the related Collection Period and any previously unreimbursed Class C Note Principal Loss Amount exceeds (ii) the amount available to be distributed pursuant to Section 3.03(c)(xv) and (xvii) of the 1999-A Securitization Trust Agreement on such Distribution Date.

          "CLASS C NOTE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Distribution Date, the aggregate amount of accrued and unpaid interest (at the Class C Note Rate) on the aggregate amount of unreimbursed Class C Note Principal Loss Amounts.

          "CLASS C NOTE RATE" means 6.900% per annum.

          "CLASS C NOTEHOLDER" means any Holder of or Note Owner with respect to a Class C Note.

          "CLASS C PERCENTAGE" means the Class C Note Balance immediately after the Class A-4 Notes have been paid in full as a percentage of the Note Balance at such time.

          "CLASS C PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount (if any) that is distributable to the Class C Noteholders pursuant to Section 3.03(e) of the 1999-A Securitization Trust Agreement.

          "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "CLOSING DATE" means July 29, 1999.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COLLATERAL" has the meaning set forth in the introductory granting clause paragraphs of the Indenture.

          "COLLECTION PERIOD" means with respect to any Distribution Date, the period from and including the first day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (or, with respect to the Initial Distribution Date, from and including the Cutoff Date) to and including the last day of the calendar month immediately preceding the calendar month in which the Distribution Date occurs.

          "COLLECTIONS" means, with respect to any Collection Period, all net collections received on or in respect of the 1999-A Contracts and 1999-A Leased Vehicles during such Collection Period, including the following, but subject to any limitations set forth in the 1999-A Securitization Documents:
(i) Monthly Payments (including amounts that previously were Payments Ahead but which became due during such Collection Period), Prepayments (other than Payments Ahead), and, subject to the proviso below, any other payment by a Lessee under a 1999-A Contract; (ii) Net Matured Leased Vehicle Proceeds, Net Repossession Proceeds, and all other Net Liquidation Proceeds; (iii) any Net Insurance Proceeds not included in Net Liquidation Proceeds; and (iv) Advances; PROVIDED, HOWEVER, that Collections (A) shall in no event include proceeds of claims made under the Residual Value Insurance Policy or any other residual value insurance policies, and (B) shall in no event include, and shall be net of, the following: (1) any Administrative Charges, including Extension Fees; (2) Payments Ahead; (3) to the extent not otherwise covered in clauses (i) through (iv) above, the amount of all Advances, Matured Leased Vehicle Expenses, Repossession Expenses and other Liquidation Expenses and Insurance Expenses reimbursed to the Servicer; (4) Additional Loss Amounts in respect of such Collection Period; and (5) any amounts required to be retained in the 1999-A SUBI Collection Account in order to maintain that account in good standing.

          "COMMISSION" means the United States Securities and Exchange Commission and any successor thereto.

          "CONTINGENT AND EXCESS LIABILITY INSURANCE POLICY" means that certain policy numbered ISA 07319423, issued to the Servicer and the Origination Trustee, on behalf of the Origination Trust, by Indemnity Insurance Company of North America (CIGNA) and that certain policy numbered 9857829613 issued to the Servicer and the Origination Trustee, on behalf of the Origination Trust, by Tokio Marine & Fire Ins. Co., Ltd., plus all contingent, excess or umbrella policies from time to time issued with the Origination Trustee or the Origination Trust named as an additional insured or loss payee, in each case to the extent applicable to any 1999-A Contract or 1999-A Leased Vehicle and, in each case, all replacement or successor policies.

          "CORPORATE TRUST OFFICE" means, (a) with respect to the 1999-A Indenture Trustee, as set forth in the Indenture, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Servicer and the 1999-A Securitization Trust, or the principal corporate trust office of any successor Indenture Trustee, except that, with respect to presentation of Notes for payment, for registration of transfer or for exchange, and with respect to the location of the Note Register, such term shall mean the office or agency of the 1999-A Indenture Trustee maintained for that purpose, which as of the date of this Indenture is the same as set forth above, (b) with respect to the 1999-A Owner Trustee, the Corporate Trust Department of the 1999-A Owner Trustee located at One Illinois Center, 111 East Wacker Drive, Chicago, Illinois 60601, or at such other address in the United States as the 1999-A Owner

Trustee may designate from time to time by notice to the 1999-A Indenture Trustee, HTC LP, HTD LP, the Servicer and the 1999-A Securitization Trust, or the principal corporate trust office of any successor Owner Trustee, and (c) with respect to the Delaware Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

          "CO-TRUST INSURANCE PREMIUM SUBORDINATED NOTES" means the HTC LP/Co-Trust Insurance Premium Subordinated Note and the HTD LP/Co-Trust Insurance Premium Subordinated Note.

          "CO-TRUSTEE AGREEMENT" means any instrument or agreement through which the 1999-A Indenture Trustee and the Administrator appoint a co-trustee.

          "COVERED LOSS AMOUNTS" means, for any Distribution Date, the lesser of (i) the Investor Percentage of Loss Amounts for such Distribution Date and
(ii) amounts available for distribution remaining after application of (a) clauses (i) through (ix) of Section 3.03(c) of the 1999-A Securitization Trust Agreement prior to the reduction of the Class A Note Balance to zero or
(b) clauses (i) through (xiii) of Section 3.03(c) of the 1999-A Securitization Trust Agreement following the reduction of the Class A Note Balance to zero.

          "CREDIT AND COLLECTION POLICY" means those lease origination and credit and collection policies and practices of the Servicer as applied by the Servicer with respect to Leases and Leased Vehicles.

          "CURRENT LEASE" means each 1999-A Contract that is not a Charged-off Lease, a Matured Lease, a Liquidated Lease or an Additional Loss Lease.

          "CUTOFF DATE" means as of the close of business on June 30, 1999.

          "DEALER" means a motor vehicle dealer that is a party to a Dealer Agreement.

          "DEALER AGREEMENT" means a lease plan agreement between a Dealer and AHFC that sets forth the respective rights and obligations of the parties with respect to the origination of lease contracts by the Dealer.

          "DEFAULTED LEASE" means a 1999-A Contract (a) as to which any Monthly Payment or part thereof in excess of $40.00, remains unpaid for more than 90 days from the original due date for such payment, or (b) that is a Charged-off Lease.

          "DEFINITIVE NOTES" shall have the meaning specified in Section 2.10 of the Indenture.

          "DELAWARE ACT" means the Delaware Business Trust Act and, specifically, the provisions of 12 Del. Code, Section 3801 ET SEQ., as amended.

          "DELAWARE OWNER TRUSTEE" means Wilmington Trust Company, in its capacity as Delaware owner trustee, and its successors and assigns.

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

          "DELAWARE TRUSTEE" means Delaware Trust Capital Management, Inc., in its capacity as Delaware trustee of the Origination Trust, and its successors and assigns.

          "DELINQUENCY RATE" means, with respect to any Collection Period, the percentage equivalent to a fraction, the numerator of which is the sum of
(a) the number of outstanding 1999-A Contracts as to which, as of the last day of such Collection Period, all or any part of a Monthly Payment in excess of $40.00 is unpaid (including because of a check being returned for insufficient funds) and is 60 days or more past due (other than a 1999-A Contract as to which a deferral has been granted with respect to such Due Date by the Servicer pursuant to Section 2.06(b)(ii) of the Servicing Agreement and Section 9.02(b) of the 1999-A Servicing Supplement) and (b) the number of 1999-A Contracts for which the related 1999-A Leased Vehicle has been repossessed (or the process of repossession has been commenced) but has not yet been sold or otherwise disposed of (to the extent such 1999-A Contract is not otherwise reflected in clause (a) above) during such Collection Period, in any event whether or not the related Lessee is the subject of bankruptcy or similar proceedings, and the denominator of which is the aggregate number of Current Leases on the last day of such Collection Period.

          "DELINQUENCY RATE TEST" means that determination, made on each Determination Date, of the average of the Delinquency Rates for the three immediately preceding Collection Periods (or the initial Collection Period, in the case of the September 1999 Determination Date, or the initial and September 1999 Collection Periods, in the case of the October 1999 Determination Date). The Delinquency Rate Test will be satisfied if such average is 1.50% or less.

          "DELINQUENT LEASES" means (i) 1999-A Contracts that are 31 days or more past due as of the end of the related Collection Period, and (ii) 1999-A Contracts with respect to which the Servicer has granted a deferral pursuant to Section 9.02(b) of the 1999-A Servicing Supplement.

          "DEPOSIT DATE" means, with respect to any Collection Period, the Business Day preceding the related Distribution Date.

          "DETERMINATION DATE" means, with respect to any Distribution Date, the tenth calendar day of each month or, if such day is not a Business Day, the next succeeding Business Day.

          "DISCOUNT RATE" means 9.00% per annum.

          "DISCOUNTED LEASE" means a 1999-A Contract with a Lease Rate of less than 9.00%.

          "DISCOUNTED PRINCIPAL BALANCE" means (i) with respect to any 1999-A Contract that is a Discounted Lease, an amount equal to the present value of the sum of all remaining Monthly Payments on such 1999-A Contract paid on a timely basis, plus the Booked Residual Value of the related 1999-A Leased Vehicle, calculated by discounting such Monthly Payments

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

and Booked Residual Value by the Discount Rate, and (ii) with respect to any other 1999-A Contract, its Outstanding Principal Balance at such time.

          "DISTRIBUTION DATE" means, with respect to a Collection Period, the fifteenth day of the following month, or if that day is not a Business Day, the next Business Day, beginning with September 15, 1999.

          "DTC" means The Depository Trust Company and its successors.

          "DUE DATE" means, as to any Monthly Payment, the date during each month upon which such payment is due, which date is specified in the related 1999-A Contract.

          "EARLY TERMINATION AMOUNT" means, as of any Distribution Date, an amount equal to the sum of the Discounted Principal Balances, as of the end of the related Collection Period, of any Early Termination Leases that became Early Termination Leases during that related Collection Period, such Discounted Principal Balances calculated without reference to payments received by the Servicer in the form of non-cash items.

          "EARLY TERMINATION LEASE" means a 1999-A Contract which is terminated prior to its Maturity Date by agreement between the Servicer and the Lessee in connection with the payment (excluding payments in the form of non-cash items) of less than 100% of the Discounted Principal Balance of a 1999-A Contract; PROVIDED, HOWEVER, that such a 1999-A Contract will not constitute an Early Termination Lease if such deficit is less than $200.00.

          "ELIGIBLE ACCOUNT" means an account maintained with a depositary institution or trust company (i) having corporate trust powers, and (ii) (a) the short-term unsecured debt obligations of which have the Required Deposit Rating or (b) having a long-term unsecured debt rating acceptable to each Rating Agency, provided such account is maintained in a segregated trust account in the corporate trust department of such depository institution or trust company.

          "ELIGIBLE INVESTMENTS" means, as used in the 1999-A SUBI Supplement, the 1999-A Servicing Supplement, the 1999-A Securitization Trust Agreement, the Servicing Agreement and the Origination Trust Agreement with respect to any investments to be made with respect to any 1999-A SUBI Assets or proceeds thereof (notwithstanding the definition of "Eligible Investments" set forth in the Origination Trust Agreement), any one or more of the following instruments, obligations or securities, in each case subject to any further criteria specified in the 1999-A SUBI Supplement:

               (a) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

               (b) general obligations of or obligations guaranteed by (i) FNMA, or (ii) any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico so long as such obligations are rated the highest available credit rating of Standard &

     Poor's and Moody's, and if rated by Fitch, the highest available credit rating of Fitch for such obligations;

               (c) certificates of deposit issued by any depository institution or trust company (including any trustee) incorporated under the laws of the United States or of any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company are rated the highest available credit rating of Standard & Poor's and Moody's, and if rated by Fitch, the highest available credit rating of Fitch;

               (d) certificates of deposit, demand or time deposits of, bankers' acceptances issued by, or federal funds sold by, any depository institution or trust company (including any trustee) incorporated under the laws of the United States or any state and subject to supervision and examination by federal and/or state banking authorities and the deposits of which are fully insured by the FDIC, so long as at the time of such investment or contractual commitment providing for such investment either such depository institution or trust company has the Required Deposit Rating (or if such investment will mature after more than one month, the long-term, unsecured debt of the issuer has the highest available credit rating from the applicable rating agency) or such trustee shall have received a letter from the applicable rating agency to the effect that credit such investment would not result in the qualification, downgrading or withdrawal of the credit ratings then assigned to any Rated Notes issued by the 1999-A Securitization Trust;

               (e) certificates of deposit issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC having the Required Deposit Rating (or if such investment will mature after more than one month, the long-term, unsecured debt of the issuer has the highest available credit rating of Standard & Poor's and Moody's, and if rated by Fitch, the highest available credit rating of Fitch);

               (f) repurchase obligations held by the 1999-A Owner Trustee that are acceptable to the 1999-A Owner Trustee with respect to any security described in clauses (a), (b) or (g) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (d) above (including the 1999-A Owner Trustee); PROVIDED, HOWEVER, that repurchase obligations entered into with any particular depository institution or trust company (including the 1999-A Owner Trustee) will not be Eligible Investments to the extent that the aggregate principal amount of such repurchase obligations with such depository institution or trust company held by the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust or of all of the Trust Assets shall exceed 10% of either the related Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Eligible Investments so held thereby;

               (g) interests in any open-end or closed-end management type investment company or investment trust (i) registered under the Investment Company Act, the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act and (ii) acceptable to the applicable rating agency (as approved in writing by such rating agency) as collateral for securities having ratings equivalent to the ratings of the Rated Notes on the Closing Date;

               (h) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof so long as at the time of such investment or contractual commitment providing for such investment (i) the long-term, unsecured debt of such corporation has the highest available credit rating from each Rating Agency, or (ii) the 1999-A Owner Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Notes issued by the 1999-A Securitization Trust or commercial paper, or other short-term debt of an entity earning the Required Deposit Rating;

               (i) money market funds so long as such funds are rated the highest available credit rating of Standard & Poor's and Moody's, and if rated by Fitch, the highest available credit rating of Fitch, including any such fund for which the 1999-A Owner Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, and notwithstanding that (i) such Person charges and collects fees and expenses from such funds for services rendered, (ii) such Person charges and collects fees and expenses for services rendered pursuant to the 1999-A Securitization Trust Agreement and (iii) services performed for such funds and pursuant to the 1999-A Securitization Trust Agreement may converge at any time. Each of HTC LP, HTD LP and the Servicer hereby specifically authorizes the 1999-A Owner Trustee or Origination Trustee or an Affiliate thereof to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses such Person may charge and collect for services rendered pursuant to the 1999-A Securitization Trust Agreement; and

               (j) such other investments acceptable to each Rating Agency (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the ratings then assigned by such Rating Agency to any Rated Notes issued by the 1999-A Securitization Trust; PROVIDED that each of the foregoing investments shall mature no later than the day specified in the 1999-A Servicing Supplement, and shall be required to be held to such maturity.

          None of the foregoing will be considered an Eligible Investment if:

          (i) it constitutes a certificated security, bankers' acceptance, commercial paper, negotiable certificate of deposit or other obligation that constitutes "financial assets" within the meaning of Section 8-102(a)(9)(c) of the UCC unless a security entitlement with respect to such Eligible Investment has been created, in favor of the Origination Trustee or the 1999-A Owner Trustee, as appropriate, in accordance with Section 8-501(b) of the UCC and the related securities intermediary has agreed not to comply with entitlement orders of any secured party other than the 1999-A Owner Trustee, the 1999-A Indenture Trustee or the Origination Trustee, as the case may be; or

          (ii) it constitutes a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, unless, in accordance with applicable law, (A) a book-entry registration thereof is made to an appropriate book-entry account maintained with a Federal Reserve Bank by the Origination Trustee, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as appropriate, or by a custodian therefor, (B) a deposit advice or other written confirmation of such book-entry registration is issued to such trustee or custodian, (C) any such custodian makes entries in its books and records identifying that such book-entry security is held through the Federal Reserve System pursuant to federal book-entry regulations and belongs to such trustee and indicating that such custodian holds such Eligible Investment solely as agent for the 1999-A Owner Trustee, the 1999-A Indenture Trustee or the Origination Trustee, as appropriate, (D) the 1999-A Owner Trustee, the 1999-A Indenture Trustee or Origination Trustee, as appropriate, makes entries in its books and records establishing that it holds such security solely in such capacity, and (E) any additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership thereof to such trustee are satisfied, consistent with changes in applicable law or regulations or the interpretation thereof.

          Notwithstanding anything to the contrary contained in this definition, no Eligible Investment may be purchased at a premium and no Eligible Investment shall be an "interest only" instrument.

          None of the foregoing will be an Eligible Investment with respect to amounts on deposit in the 1999-A Note Distribution Account or the 1999-A Certificate Distribution Account unless by its own terms it matures on or before the Deposit Date preceding the next relevant Distribution Date and it includes a demand, put or similar feature such that the 1999-A Owner Trustee is able to cause such investment to mature before such Deposit Date to the extent set forth in Section 3.03 of the 1999-A Securitization Trust Agreement.

          For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation (excluding any "+" signs associated with such rating), or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned by such Rating Agency to any Rated Notes issued by the 1999-A Securitization Trust.

          "ELIGIBLE LEASE" means a Lease as to which the following are true as of the Cutoff Date (unless otherwise specified below):

               a. that was originated by a Dealer (i) in the ordinary course of its business, (ii) on a form of Lease, (iii) pursuant to a form of Dealer

          Agreement that provides for recourse to the Dealer in the event of certain defects in the Lease but not for default by the Lessee, and
          (iv) in compliance with the Credit and Collection Policy;

               b. which Lease and the related Leased Vehicle are owned by the Origination Trustee, on behalf of the Origination Trust, free of all Liens, tax liens, mechanics' liens and liens that arise by operation of law, but other than any lien on the title of such Leased Vehicle noted solely to provide for delivery of title documentation to the Origination Trustee or its designee;

               c. that was originated in compliance with, and complies with, all material applicable legal requirements, including, to the extent applicable, the Federal Consumer Credit Protection Act, as amended, Regulations M and Z of the Board of Governors of the Federal Reserve System, as amended, all state leasing and consumer protection laws and all state and federal usury laws;

               d. as to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the originator of such Lease in connection with (i) the origination of such Lease, (ii) the execution, delivery and performance by such originator of such Lease, and (iii) the acquisition by the Origination Trust of such Lease and the related Leased Vehicle, have been duly obtained, effected or given and are in full force and effect as of such date of creation or acquisition;

               e. that is the legal, valid and binding full-recourse payment obligation of the Lessee thereunder, enforceable against such Lessee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

               f. that, to the knowledge of the Servicer, is not subject to any right of rescission, setoff, counterclaim or other defense (including defenses arising out of violations of usury laws) of the Lessee thereof to payment of the amounts due thereunder, and no such right of rescission, setoff, counterclaim or other defense has been asserted or threatened;

               g. as to which each of the related Dealer, the Servicer and the Origination Trustee, on behalf of the Origination Trust, has satisfied all obligations required to be fulfilled on its part on or prior to the Cutoff Date with respect to such Lease and the related Leased Vehicle;

               h. that is payable solely in United States dollars in the United States;

               i. the Lessee of which is a Person located in one or more of the 50 states of the United States, the District of Columbia or a territory of the United States and is not (i) a Grantor, the Servicer, a Transferor, or an Affiliate thereof or (ii) the United States of America or any state or local government or any agency or political subdivision thereof;

               j. that requires the Lessee thereunder to maintain insurance against loss or damage to the related Leased Vehicle under an insurance policy that names the Origination Trust or the Origination Trustee, on behalf of the Origination Trust, as necessary, as loss payee, and the related Leased Vehicle is covered by the Residual Value Insurance Policy;

               k. the related Leased Vehicle of which is titled in the name of the Origination Trust or the Origination Trustee on behalf of the Origination Trust (or properly completed applications for such title have been submitted to the appropriate titling authority), as necessary, and all transfer and similar taxes imposed in connection therewith have been paid;

               l. that arises under a closed-end Lease that (i) requires equal monthly payments to be made within a fixed time period from the date of origination of such Lease, such time period to be at least 24 months and no more than 60 months, and (ii) requires such payments to be made by the Lessee thereof within 30 days after the billing date for such payment;

               m. that is fully assignable and that does not require the consent of the Lessee thereunder as a condition to any transfer, sale or assignment of the rights of the originator under such Lease;

               n. as to which the Booked Residual Value of the related Leased Vehicle does not exceed the lesser of (i) $60,000, and
          (ii) the amount reasonably established by the Servicer consistent with its policies and practices regarding the setting of residual values as applied with respect to closed-end retail automobile, minivan and sport utility vehicle leases;

               o. that, as of the related Cutoff Date, has not been extended by more than six months in the aggregate or been otherwise compromised, adjusted or modified except in accordance with the Credit and Collection Policy;

               p. as to which the Lessee thereof has not made a claim under the Soldiers' and Sailors' Relief Act of 1940;

               q. that satisfies all applicable requirements of the Credit and Collection Policy;

               r.   that is not allocated to any SUBI other than the 1999-A
          SUBI;

               s. that, as of the Cutoff Date, is not a Defaulted Lease, a Bankrupt Lease or more than 30 days past due;

               t. that is a finance lease for purposes of generally accepted accounting principles, consistently applied;

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

               u. that is a "true lease", as opposed to a lease intended as security, under the laws of the jurisdiction in which it was originated;

               v. as to which the Servicer has not exercised any right of set off against the originating Dealer as contemplated by Section
          2.05 of the Servicing Agreement;

               w. the related Leased Vehicle of which was produced by the original manufacturer to U.S. specifications and standards, as evidenced by the vehicle identification number which is within the approved series for the make and model at the time of origination of the Lease;

               x. the related Leased Vehicle of which has not been used commercially as a taxi cab, public omnibus, livery, sightseeing conveyance or for any carrying of goods or passengers for hire; and

               y. which Lease, as of the Cutoff Date, (i) is written with respect to a Leased Vehicle that was, at the time of origination of the Lease, a new vehicle, a dealer demonstration vehicle driven fewer than 6,000 miles, or a manufacturer's program vehicle; (ii) was originated in the United States after August 11, 1997; (iii) has a Maturity Date on or after November 18, 1999 and no later than July 1, 2004; and (iv) fully amortizes to an amount equal to the Booked Residual Value of the related Leased Vehicle based on a fixed Lease Rate calculated on a constant yield basis and provides for level payments over its term (except for payment of such Booked Residual Value).

          "ELIGIBLE SERVICER" means AHFC or an entity that is servicing a portfolio of automobile, minivan and sport utility vehicle retail installment lease contracts, that is legally qualified and has the capacity to service the 1999-A Contracts and that has demonstrated the ability to service a portfolio of similar lease contracts professionally and competently in accordance with reasonable standards of skill and care.

          "ENDORSEMENT" has the meaning set forth under "Endorsement" or "Indorsement", as applicable, in Section 8-304 of the UCC.

          "ENTITLEMENT NOTEHOLDER" has the meaning set forth in Section 8-102(a)(7) of the UCC.

          "ENTITLEMENT ORDERS" has the meaning set forth in Section 8-102(a)(8) of the UCC.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA COMPLIANCE TEST" means the timely, true and accurate certification, on a quarterly basis, as required, by the Servicer to the 1999-A Indenture Trustee and each Rating Agency stating that none of the Servicer and its affiliates for purposes of ERISA (i) maintains an ERISA plan which, as of its last valuation date, had any unfunded current liability,

(ii) anticipates that the value of the assets of any ERISA plan it maintains would not be sufficient to cover any current liability and (iii) is contemplating benefit improvements with respect to any plans then maintained or the establishment of any new ERISA plans, either of which would cause it to maintain an ERISA plan with unfunded current liability.

          "EVENT OF DEFAULT" means with respect to the Notes, the meaning specified in Section 5.01 of the Indenture.

          "EXCESS INTEREST COLLECTIONS" means, with respect to any Distribution Date, the balance of any Interest Collections allocated to the Notes and Certificates for the related Collection Period after all distributions pursuant to Section 3.03(c) of the 1999-A Securitization Trust Agreement have been made, net of any amount required to maintain the 1999-A Note Distribution Account or the 1999-A Certificate Distribution Account in good standing.

          "EXCESS MILEAGE FEE" means, with respect to any 1999-A Contract or 1999-A Leased Vehicle, any applicable charge for excess mileage or excess wear and use.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXTENSION FEE" means, with respect to any 1999-A Contract that has had its Maturity Date extended pursuant to the Servicing Agreement and the 1999-A Servicing Supplement, any payment required to be made with respect to such 1999-A Contract by the Lessee in exchange for the extension.

          "FDIC" means the Federal Deposit Insurance Corporation and its successors.

          "FINAL SCHEDULED DISTRIBUTION DATE" means the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date, the Class A-4 Final Distribution Date, the Class A-5 Final Distribution Date, the Class B Final Distribution Date and the Class C Final Distribution Date, as the case may be.

          "FINANCIAL INTERMEDIARY" means a financial intermediary, as such term is defined in Section 8-313(4) of the UCC.

          "FITCH" means Fitch IBCA, Inc., and its successors and assigns.

          "FNMA" means the Federal National Mortgage Association and its successors.

          "FORCE MAJEURE EVENT" means an act beyond the Servicer's reasonable control, including an act of God, war, vandalism or sabotage; rioting, accidents, fires, floods, earthquakes, hurricanes, strikes, labor disputes, mechanical breakdowns, shortages or delays in obtaining suitable parts, equipment, material, labor or transportation; acts of subcontractors; interruption of utility services; acts of any unit of government or governmental agency; or any other cause beyond the Servicer's reasonable control.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

          "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.
Other forms of the verb "to Grant" shall have correlative meanings.

          "GRANTORS" means HTA LP and HTB LP, in their respective capacities as grantors.

          "GROSS CAPITALIZED COST" means, with respect to any 1999-A Contract and the related 1999-A Leased Vehicle, the amount agreed to by the Lessee at the time of origination of such 1999-A Contract as the value of the related 1999-A Leased Vehicle and any items that are capitalized during the term of such 1999-A Contract, including acquisition fees, taxes, insurance, service agreements and any outstanding balance from a prior motor vehicle loan or lease contract.

          "HOLDER" means, with respect to any Certificate or Note, the Person listed in the certificate register or the Note Register as the registered owner thereof; PROVIDED, HOWEVER, that a Registered Pledgee shall be entitled to exercise any or all of the rights or powers of the Holder of a Note hereunder, including receiving distributions, providing notices or giving consents, to the extent that such entitlement is set forth in the Holder's registration of pledge or the documents relating to such pledge.

          "HTA LP" means Honda Titling A L.P., a Delaware limited partnership, and its successors and assigns.

          "HTA LP 1999-A SUBI SECURITIES ACCOUNT" means the securities account established by the 1999-A Securities Intermediary in the name of and for the benefit of HTA LP pursuant to the 1999-A Securities Accounts Control Agreement.

          "HTA LP/HTB LP 1999-A SUBI CERTIFICATES" means the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate.

          "HTA LP/HTC LP 1999-A RESIDUAL VALUE INSURANCE CERTIFICATE" means the certificate issued by the Origination Trustee to HTA LP pursuant to the 1999-A SUBI

Supplement, evidencing a beneficial interest in 98.01% of the 1999-A Residual Value Insurance Proceeds.

          "HTA LP/HTC LP 1999-A SUBI CERTIFICATE" means the certificate issued by the Origination Trustee to HTA LP pursuant to the 1999-A SUBI Supplement evidencing a beneficial interest in 98.01% of the 1999-A SUBI Assets.

          "HTA LP/HTC LP INSURANCE PREMIUM SUBORDINATED NOTE" means the subordinated non-recourse promissory note in favor of HTA LP delivered by HTC LP in consideration for HTA LP's delivery to HTC LP of the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate.

          "HTA LP/HTD LP 1999-A RESIDUAL VALUE INSURANCE CERTIFICATE" means the certificate issued by the Origination Trustee to HTA LP pursuant to the 1999-A SUBI Supplement, evidencing a beneficial interest in 0.99% of the 1999-A Residual Value Insurance Proceeds.

          "HTA LP/HTD LP 1999-A SUBI CERTIFICATE" means the certificate issued by the Origination Trustee to HTA LP pursuant to the 1999-A SUBI Supplement evidencing a beneficial interest in 0.99% of the 1999-A SUBI Assets.

          "HTA LP/HTD LP INSURANCE PREMIUM SUBORDINATED NOTE" means the subordinated non-recourse promissory note in favor of HTA LP delivered by HTD LP in consideration for HTA LP's delivery to HTD LP of the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate.

          "HTB LP" means Honda Titling B L.P., a Delaware limited partnership, and its successors and assigns.

          "HTB LP 1999-A SUBI SECURITIES ACCOUNT" means the securities account established by the 1999-A Securities Intermediary in the name of and for the benefit of HTB LP pursuant to the 1999-A Securities Accounts Control Agreement.

          "HTB LP/HTC LP 1999-A RESIDUAL VALUE INSURANCE CERTIFICATE" means the certificate issued by the Origination Trustee to HTB LP pursuant to the 1999-A SUBI Supplement, evidencing a beneficial interest in 0.99% of the 1999-A Residual Value Insurance Proceeds.

          "HTB LP/HTC LP 1999-A SUBI CERTIFICATE" means the certificate issued by the Origination Trustee to HTB LP pursuant to the 1999-A SUBI Supplement evidencing a beneficial interest in 0.99% of the 1999-A SUBI Assets.

          "HTB LP/HTC LP INSURANCE PREMIUM SUBORDINATED NOTE" means the subordinated non-recourse promissory note in favor of HTB LP delivered by HTC LP in consideration for HTB LP's delivery to HTC LP of the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate.

          "HTB LP/HTD LP 1999-A RESIDUAL VALUE INSURANCE CERTIFICATE" means the certificate issued by the Origination Trustee to HTB LP pursuant to the 1999-A SUBI Supplement, evidencing a beneficial interest in 0.01% of the 1999-A Residual Value Insurance Proceeds.

          "HTB LP/HTD LP 1999-A SUBI CERTIFICATE" means the certificate issued by the Origination Trustee to HTB LP pursuant to the 1999-A SUBI Supplement evidencing a beneficial interest in 0.01% of the 1999-A SUBI Assets.

          "HTB LP/HTD LP INSURANCE PREMIUM SUBORDINATED NOTE" means the subordinated non-recourse promissory note in favor of HTB LP delivered by HTD LP in consideration for HTB LP's delivery to HTD LP of the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate.

          "HTC LP" means Honda Titling C L.P., a Delaware limited partnership, and its successors and assigns.

          "HTC LP 1999-A SUBI CERTIFICATE" means the certificate or, if uncertificated, the book-entry registration evidencing a beneficial interest in 98.802% of the 1999-A SUBI Assets, which shall be issued by the Origination Trustee or created by the 1999-A Securities Intermediary in favor of HTC LP, as applicable, pursuant to the 1999-A SUBI Supplement.

          "HTC LP 1999-A SUBI INTEREST" means the interest in the 1999-A SUBI represented by the HTC LP 1999-A SUBI Certificate.

          "HTC LP 1999-A SUBI SECURITIES ACCOUNT" means the securities account established by the 1999-A Securities Intermediary in the name of and for the benefit of HTC LP pursuant to the 1999-A Securities Accounts Control Agreement.

          "HTC LP INSURANCE PREMIUM SUBORDINATED NOTES" means the HTA LP/HTC LP Insurance Premium Subordinated Note and the HTB LP/HTC LP Insurance Premium Subordinated Note.

          "HTC LP RETAINED 1999-A SUBI CERTIFICATE" means the certificate or, if uncertificated, the book-entry registration evidencing a beneficial interest in 0.198% of the 1999-A SUBI Assets, which shall be issued by the Origination Trustee or created by the 1999-A Securities Intermediary in favor of HTC LP, as applicable, pursuant to the 1999-A SUBI Supplement.

          "HTC LP/CO-TRUST INSURANCE PREMIUM SUBORDINATED NOTE" means the subordinated non-recourse promissory note in favor of HTC LP delivered by the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust in consideration for HTC LP's delivery to the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust of the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate.

          "HTD LP" means Honda Titling D L.P., a Delaware limited partnership, and its successors and assigns.

          "HTD LP 1999-A SUBI CERTIFICATE" means the certificate or, if uncertificated, the book-entry registration evidencing a beneficial interest in 0.998% of the 1999-A SUBI Assets, which shall be issued by the Origination Trustee or created by the 1999-A Securities Intermediary in favor of HTD LP, as applicable, pursuant to the 1999-A SUBI Supplement.

          "HTD LP 1999-A SUBI INTEREST" means the interest in the 1999-A SUBI represented by the HTD LP 1999-A SUBI Certificate.

          "HTD LP 1999-A SUBI SECURITIES ACCOUNT" means the securities account established by the 1999-A Securities Intermediary in the name of and for the benefit of HTD LP pursuant to the 1999-A Securities Accounts Control Agreement.

          "HTD LP INSURANCE PREMIUM SUBORDINATED NOTES" means the HTA LP/HTD LP Insurance Premium Subordinated Note and the HTB LP/HTD LP Insurance Premium Subordinated Note.

          "HTD LP RETAINED 1999-A SUBI CERTIFICATE" means the certificate or, if uncertificated, the book-entry registration evidencing a beneficial interest in 0.002% of the 1999-A SUBI Assets, which shall be issued by the Origination Trustee or created by the 1999-A Securities Intermediary in favor of HTD LP, as applicable, pursuant to the 1999-A SUBI Supplement.

          "HTD LP/CO-TRUST INSURANCE PREMIUM SUBORDINATED NOTE" means the subordinated non-recourse promissory note in favor of HTD LP delivered by the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust in consideration for HTD LP's delivery to the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust of the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate.

          "INDENTURE" means that certain Indenture, dated as of July 1, 1999, by and among the 1999-A Securitization Trust and the 1999-A Indenture Trustee.

          "INDENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in Section 5.01 of the Indenture.

          "INDEPENDENT" means, when used with respect to any specified Person, such a Person who (a) is in fact independent of the Issuer, any other obligor upon the Notes, HTC LP or HTD LP and any of their respective Affiliates; (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, HTC LP or HTD LP or any of their respective Affiliates; and (c) is not connected with the Issuer, any such other obligor, HTC LP or HTD LP or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. "Independent" when used with respect to any Accountant means such an Accountant, who may also be the Accountant who audits the books of the Issuer, any other obligor upon the Notes, a Beneficiary, AHFC, the Servicer or any of their respective Affiliates, who is independent with respect to the Issuer, any other obligor upon the Notes and their respective Affiliates as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. Whenever it is provided that any Independent Person's opinion or certificate shall be furnished to the 1999-A Indenture Trustee, such Person shall be acceptable to the 1999-A Indenture Trustee if selected in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning thereof.

          "INDEPENDENT ACCOUNTANT" means an Accountant, who may also be the Accountant who audits the Issuer, any other obligor upon the Notes, a Beneficiary, AHFC, the Servicer or any of their respective Affiliates, who is "independent" with respect to such entity as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. Whenever any Independent Accountant's opinion or certificate shall be furnished to the 1999-A Securitization Trust or the 1999-A Owner Trustee, the Accountant shall be acceptable to the 1999-A Owner Trustee if such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "INDEPENDENT DIRECTOR" means a director of the manager of the general partner of HTC LP or HTD LP who shall at no time be (i) a director, officer, employee or former employee of any Affiliate of HTC LP or HTD LP,
(ii) a natural person related to any director, officer, employee or former employee of any Affiliate, (iii) a holder (directly or indirectly) of any voting securities of any Affiliate, or (iv) a natural person related to a holder (directly or indirectly) of any voting securities of any Affiliate. For these purposes, "AFFILIATE" shall mean any entity other than HTC LP, HTD LP or any similarly organized special purpose finance subsidiary of an Affiliate (i) which owns beneficially, directly or indirectly, more than 5% of the outstanding shares of the common stock or partnership interests of HTC LP or HTD LP, (ii) which is in control of HTC LP or HTD LP, as currently defined under Section 230.405 of the Rules and Regulations of the Commission, 17 C.F.R. Section 230.405, (iii) of which 10% or more of the outstanding shares of its common stock or partnership interests are owned beneficially, directly or indirectly, by any entity described in clause (i) or (ii) above, or (iv) which is controlled by an entity described in clause (i) or (ii) above, as currently defined under Section 230.405 of the Rules and Regulations of the Commission, 17 C.F.R. Section 230.405.

          "INITIAL CERTIFICATE BALANCE" means $214,558,289.

          "INITIAL CLASS A NOTE BALANCE" means the sum of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class A-5 Note Balance.

          "INITIAL CLASS A-1 NOTE BALANCE" means $380,000,000.

          "INITIAL CLASS A-2 NOTE BALANCE" means $360,000,000.

          "INITIAL CLASS A-3 NOTE BALANCE" means $400,000,000.

          "INITIAL CLASS A-4 NOTE BALANCE" means $1,000,000,000.

          "INITIAL CLASS A-5 NOTE BALANCE" means $807,000,000.

          "INITIAL CLASS B NOTE BALANCE" means $66,000,000.

          "INITIAL CLASS C NOTE BALANCE" means $66,000,000.

          "INITIAL DISTRIBUTION DATE" means September 15, 1999.

          "INITIAL NOTE BALANCE" means the sum of the Initial Class A Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "INSURANCE EXPENSES" means any amount of Insurance Proceeds (a) applied to the repair of the related 1999-A Leased Vehicle, (b) released to a Lessee in accordance with the normal servicing procedures of the Servicer, or
(c) representing other related expenses incurred by the Servicer not otherwise included in Liquidation Expenses and recoverable under the Servicing Agreement or the 1999-A Servicing Supplement.

          "INSURANCE POLICY" means, with respect to a 1999-A Contract, 1999-A Leased Vehicle or Lessee under a 1999-A Contract, any policy of comprehensive, collision, public liability, physical damage, personal liability, credit health or accident, credit life or employment or other form of insurance.

          "INSURANCE PROCEEDS" means, with respect to any 1999-A Contracts, 1999-A Leased Vehicles or Lessees, proceeds paid to the Servicer or the Origination Trustee, on behalf of the Origination Trust, pursuant to an Insurance Policy and amounts paid to the Origination Trustee, on behalf of the Origination Trust, or the Servicer under any other insurance policy related to such 1999-A Contracts, 1999-A Leased Vehicles or Lessees (including any contingent and excess liability insurance policy maintained by or on behalf of the Origination Trustee, on behalf of the Origination Trust, but excluding the Residual Value Insurance Policy or any other residual value insurance policies related to the 1999-A Contracts and 1999-A Leased Vehicles).

          "INTEREST COLLECTIONS" means, with respect to any Collection Period, all Collections received during or allocable to such Collection Period other than Principal Collections, less the following, which shall be paid to the appropriate parties or retained in the 1999-A SUBI Collection Account, as appropriate, in the following order and priority for so long as AHFC is the Servicer: (a) Capped Contingent and Excess Liability Premiums, but with regard to the Investor Percentage of Interest Collections allocable to the 1999-A SUBI Certificates, only to the extent such deduction and payment would have the same effect as if it followed item (iv) of Section 3.03(c) of the 1999-A Securitization Trust Agreement; (b) Capped Origination Trust Administrative Expenses, but with regard to the Investor Percentage of Interest Collections allocable to the 1999-A SUBI Certificates, only to the extent that such deduction and payment would have the same effect as if it followed item (v) of Section 3.03(c) of the 1999-A Securitization Trust Agreement and then followed the deduction and payment set forth in clause (a) above; and (c) the Servicing Fee and any unpaid Servicing Fee with respect to one or more prior Collection Periods, but with regard to the Investor Percentage of Interest Collections allocable to the 1999-A SUBI Certificates, only to the extent that such deduction and payment would be made with the same effect as if it followed item (vii) of Section 3.03(c) of the 1999-A Securitization Trust Agreement and the deductions and payments in clauses (a) and (b) have been made as indicated. Without limiting the generality of the foregoing, Interest Collections with respect to any Collection Period shall include any excess of Net Matured Leased Vehicle Proceeds for that Collection Period over the sum of the Booked Residual Values of all Matured Leased Vehicles sold or otherwise disposed of from Matured Leased Vehicle Inventory during the Collection Period.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

          "INVESTOR BALANCE" means, on any Distribution Date, the sum of the Note Balance and the Certificate Balance.

          "INVESTOR INTEREST" means the aggregate of the interests of the Noteholders and the Certificateholders.

          "INVESTOR PERCENTAGE" means 99.8%.

          "ISSUER" means Honda Auto Lease Trust 1999-A, and its successors and assigns.

          "ISSUER ORDER" means a written order signed by any officer of the 1999-A Owner Trustee who is authorized to act for the Issuer, and delivered to the 1999-A Indenture Trustee.

          "ISSUER REQUEST" means a written request signed by any officer of the 1999-A Owner Trustee who is authorized to act for the Issuer, and delivered to the 1999-A Indenture Trustee.

          "LEASE" means any lease contract for a Leased Vehicle assigned to the Origination Trust or to the Origination Trustee on behalf of the Origination Trust.

          "LEASE CHARGE" means, with respect to any 1999-A Contract and any month, the portion of the Monthly Payment equal to the product of the (i) Book Value as of the end of the immediately preceding month (or, in the case of the first month, as of the date of origination of such 1999-A Contract) and (ii) 1/12 of the related Lease Factor.

          "LEASE DOCUMENTS" means, with respect to each 1999-A Contract, the fully executed 1999-A Contract and any agreement(s) modifying such 1999-A Contract (including any extension or deferral agreement(s) relating to any 1999-A Contract(s)).

          "LEASE FACTOR" means, with respect to any 1999-A Contract, a per annum yield determined by the Servicer at the time of origination of such 1999-A Contract in accordance with its customary practices.

          "LEASE PRINCIPAL" means, with respect to any 1999-A Contract, that portion of the Monthly Payment that is not a Lease Charge.

          "LEASE RATE" means, with respect to each Lease, the implicit interest rate, calculated on the basis of an annual percentage rate, included in the calculation of the Monthly Payment due with respect to such Lease.

          "LEASED VEHICLE" means a new or used Honda or Acura automobile, minivan or sport utility vehicle, together with all accessories, parts and additions constituting a part thereof, and all accessions thereto, leased to a Lessee pursuant to a Lease.

          "LESSEE" means each Person that is obligated under a Lease, including any Person that executes a guarantee on behalf of a lessee.

          "LIEN" means any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and liens that attach to property by operation of law.

          "LIQUIDATED LEASE" means a 1999-A Contract that (a) has been the subject of a Prepayment in full, or (b) has been paid in full, regardless of whether all or any part of such payment has been made by the Lessee under the related 1999-A Contract, the Servicer pursuant to the Servicing Agreement or 1999-A Servicing Supplement, an insurer pursuant to an Insurance Policy or otherwise.

          "LIQUIDATION EXPENSES" means Matured Leased Vehicle Expenses, Repossession Expenses, and all other reasonable out-of-pocket expenses incurred by the Servicer in connection with the attempted realization of the full amounts due or to become due under any 1999-A Contract, including expenses incurred in connection with any collection effort (whether or not resulting in a lawsuit against the Lessee under such 1999-A Contract) or an application or request for Insurance Proceeds.

          "LIQUIDATION PROCEEDS" means Matured Leased Vehicle Proceeds, Repossession Proceeds, Insurance Proceeds and all other gross amounts received by the Servicer or the Origination Trustee, on behalf of the Origination Trust (before reimbursement for Liquidation Expenses), in connection with the realization of the full amounts due or to become due under any 1999-A Contract, whether from the proceeds of any collection effort (whether or not resulting in a lawsuit against the Lessee under such Lease), receipt of Insurance Proceeds, or collection of amounts due under the Servicing Agreement (including the application of Security Deposits pursuant to Section 2.07 thereof), the 1999-A Servicing Supplement (including any amount required to be deposited by the Servicer into the 1999-A SUBI Collection Account pursuant to Section 9.02 thereof) or otherwise.

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

          "LOSS AMOUNT" means, with respect to any Distribution Date, an amount equal to the sum of the Charged-off Amount, the Residual Value Loss Amount and the Additional Loss Amount, in each case for the related Collection Period.

          "MATURED LEASE" means a 1999-A Contract (a) that has reached its scheduled maturity and (b) as to which all payments related to such 1999-A Contract have been made.

          "MATURED LEASED VEHICLE" as of any date means any 1999-A Leased Vehicle the related 1999-A Contract of which has reached its Maturity Date and as to which all scheduled Monthly Payments and other payments due thereunder have been made, and which 1999-A Leased Vehicle has been returned to the Servicer on behalf of the Origination Trustee, on behalf of the Origination Trust, regardless of the status of the disposition of such 1999-A Leased Vehicle as of such date.

          "MATURED LEASED VEHICLE EXPENSES" means reasonable out-of-pocket expenses incurred by the Servicer in connection with the sale or other disposition of a 1999-A Leased Vehicle included in Matured Leased Vehicle Inventory.

          "MATURED LEASED VEHICLE INVENTORY" as of any date means all Matured Leased Vehicles that first became Matured Leased Vehicles within the three immediately preceding Collection Periods (or within the months of May, June and July 1999 in respect of any date during the initial Collection Period; within the months of June, July and August 1999 in respect of any date during the September 1999 Collection Period; within the months of July, August and September 1999 in respect of any date during the October 1999 Collection Period; or within the months of August, September and October 1999 in respect of any date during the November 1999 Collection Period) and that, as of the last day of the most recent Collection Period have remained unsold and not otherwise disposed of by the Servicer for no more than two full calendar months or Collection Periods, as applicable.

          "MATURED LEASED VEHICLE PROCEEDS" means gross amounts received by the Servicer or the Origination Trustee, on behalf of the Origination Trust (before reimbursement for Matured Leased Vehicle Expenses), in connection with the sale or other disposition of a 1999-A Leased Vehicle included in the Matured Leased Vehicle Inventory (including any charges for excess wear and use).

          "MATURITY" means the date on which the entire unpaid principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes or Class C Notes becomes due and payable as therein or herein provided, whether at the Class A-1 Final Distribution Date, Class A-2 Final Distribution Date, Class A-3 Final Distribution Date, Class A-4 Final Distribution Date, Class A-5 Final Distribution Date, Class B Final Distribution Date or Class C Final Distribution Date, respectively, or otherwise.

          "MATURITY DATE" means, with respect to a 1999-A Contract, the date on which the last scheduled Monthly Payment shall be due and payable, as such date may be extended pursuant to clause (ii) of Section 2.06(b) of the Servicing Agreement and Section 9.02 of the 1999-A Servicing Supplement.

          "MONTHLY PAYMENT" means, with respect to a 1999-A Contract, the amount of each fixed monthly payment payable in respect of such 1999-A Contract in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, Extension Fees or collections allocable to payments to be made by Lessees for payment of insurance premiums, excise taxes or similar items.

          "MONTHLY REMITTANCE CONDITIONS" means each of the following conditions: (i) no 1999-A Servicer Termination Event shall have occurred and be continuing with respect to the 1999-A SUBI Sub-Trust; and (ii) either (A) no Rated Notes related to the UTI or the 1999-A SUBI, as applicable, are outstanding or (B) if Rated Notes are outstanding, the short-term credit rating of the Servicer is at least equal to the Required Servicer Rating.

          "MOODY'S" means Moody's Investors Service, Inc., and its successors and assigns.

          "NET INSURANCE PROCEEDS" means Insurance Proceeds less Insurance Expenses.

          "NET LIQUIDATION PROCEEDS" means Liquidation Proceeds less Liquidation Expenses.

          "NET MATURED LEASED VEHICLE PROCEEDS" means Matured Leased Vehicle Proceeds less Matured Leased Vehicle Expenses.

          "NET REPOSSESSION PROCEEDS" means Repossession Proceeds less Repossession Expenses.

          "NONRECOVERABLE ADVANCE" means any Advance that, in the Servicer's reasonable judgment, may not be ultimately recoverable by the Servicer from Matured Leased Vehicle Proceeds, Repossession Proceeds, Liquidation Proceeds or Insurance Proceeds, or otherwise.

          "NOTE BALANCE" initially means the Initial Note Balance and, as of any date, means the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance as of the close of business on such date, after giving effect to any changes therein on such date.

          "NOTE FACTOR" means, with respect to any Class of Notes, a seven-digit decimal computed by the Servicer each month indicating the Note Balance of the related Class of Notes as of the close of business on the Distribution Date in such month as a fraction of the Initial Note Balance of such Class of Notes.

          "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency) and means, with respect to a Definitive Note, the related Noteholder.

          "NOTE PRINCIPAL LOSS AMOUNTS" means the sum of the Class A-1 Note Principal Loss Amount, the Class A-2 Note Principal Loss Amount, the Class A-3 Note Principal Loss Amount, the Class A-4 Note Principal Loss Amount and the Class A-5 Note Principal Loss Amount.

          "NOTE RATE" means the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate, the Class A-4 Note Rate, the Class A-5 Note Rate, the Class B Note Rate or the Class C Note Rate, as the case may be.

          "NOTE REGISTER" means the register of Noteholders maintained by the 1999-A Indenture Trustee pursuant to Section 2.04 of the Indenture.

          "NOTE REGISTRAR" means the entity which is appointed for the purposes of maintaining the Note Register and registering Notes and transfers of Notes as provided in the Indenture. The Note Registrar shall initially be the 1999-A Indenture Trustee, until a successor is appointed pursuant to the Indenture.

          "NOTEHOLDER" means the Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand, the interest evidenced by any Note registered in the name of HTC LP, HTD LP, either UTI Beneficiary or AHFC, or any Person controlling, controlled by or under common control with HTC LP, HTD LP, either UTI Beneficiary or AHFC, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

          "NOTES" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes and the Class C Notes.

          "NOTICE OF ADVERSE CLAIM" has the meaning set forth in Section 8-102(a)(1) and 8-105 of the UCC.

          "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of any specified Person (which, in the case of a (i) limited liability company, shall be any of the foregoing officers of a member or a manager or (ii) partnership, shall be any of the foregoing officers of the managing general partner or, if there is no managing general partner, any general partner) and delivered to any other specified Person.

          "OPINION OF COUNSEL" means a written opinion of counsel (who, in the case of counsel to HTC LP, HTD LP, the Servicer or any of their respective Affiliates, may be an employee of or outside counsel to HTC LP, HTD LP, the Servicer or any of their respective Affiliates), which counsel, in the case of an opinion delivered to the 1999-A Indenture Trustee or the 1999-A Owner Trustee, shall be reasonably acceptable to the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as the case may be.

          "ORIGINATION TRUST" means Honda Lease Trust, a Delaware business trust.

          "ORIGINATION TRUST AGREEMENT" means that certain Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, among HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Origination Trustee, the Servicer, the Delaware Trustee and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent.

          "ORIGINATION TRUST EXPENSES" means the amount of expenses and liabilities incurred or suffered by the Origination Trust.

          "ORIGINATION TRUSTEE" means HVT, Inc., a Delaware corporation, in its capacity as origination trustee for the Origination Trust, and its successors and assigns.

          "OTHER SUBI" means any SUBI other than the 1999-A SUBI.

          "OTHER SUBI ASSETS" means the Trust Assets identified as SUBI Assets of, and allocated to, an Other SUBI on the Origination Trust's books and records.

          "OUTSTANDING" means, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

          (a) Notes theretofore canceled by the 1999-A Indenture Trustee or delivered to the 1999-A Indenture Trustee for cancellation;

          (b) Notes or portions thereof for whose payment or redemption Cash in the necessary amount has been theretofore irrevocably deposited with the 1999-A Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; PROVIDED, that, if such Notes or portions thereof are to be redeemed, notice of such redemption shall have been duly given pursuant to the Indenture or provision therefor satisfactory to the 1999-A Indenture Trustee shall have been made; and

          (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the 1999-A Indenture Trustee is presented that any such Notes are held by a bona fide Protected Purchaser;

PROVIDED, HOWEVER, that for purposes of determining required percentages for voting rights, consents and other actions of the Noteholders hereunder, Notes owned by HTC LP, HTD LP or any Affiliate of HTC LP or HTD LP, as shown on the Note Register, shall not be deemed to be Outstanding. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the 1999-A Indenture Trustee the pledgee's right to so act with respect to such Notes and that the pledgee is not HTC LP, HTD LP or any Affiliate of HTC LP or HTD LP.

          "OUTSTANDING ADVANCES" means, with respect to a Distribution Date, the sum of all Advances made as of or prior to such date minus all payments or collections as of or prior to such date that are specified in Section 9.02(i) of the 1999-A Servicing Supplement as applied to reimburse such Advance as are unreimbursed or are Nonrecoverable Advances.

          "OUTSTANDING AMOUNT" means, except as otherwise indicated by the context, the aggregate principal amount of all Notes of all Classes Outstanding or of all Certificates Outstanding at the date of determination.

          "OVERDUE INTEREST RATE" means the lesser of (1) the highest legally permissible interest rate per annum and (2) the greater of (a) the Class A-1 Note Rate, Class A-2 Note Rate, Class A-3 Note Rate, Class A-4 Note Rate, Class A-5 Note Rate, Class B Note Rate or Class C Note Rate, as applicable, plus 2% per annum, or (b) the interest rate per annum announced from time to time by the 1999-A Indenture Trustee as its reference rate.

          "OUTSTANDING PRINCIPAL BALANCE" means, with respect to any 1999-A Contract as of any date, an amount equal to (a) the sum of all Monthly Payments remaining to be made (PROVIDED, HOWEVER, that Payments Ahead received but not yet applied are deemed to be Monthly Payments remaining to be made), less any unearned finance or other charges relating to the period beginning after the next succeeding Due Date on such 1999-A Contracts (determined in accordance with the actuarial method as applied to the Lease Rate for such 1999-A Contract in accordance with the Servicer's usual practices), plus (b) the Booked Residual Value of the related 1999-A Leased Vehicle.

          "PAYAHEAD ACCOUNT" means any account created, designated and maintained as such pursuant to Section 4.02 of the Origination Trust Agreement and Section 13.03 of the 1999-A SUBI Supplement.

          "PAYING AGENT" means the 1999-A Indenture Trustee or any other Person that meets the eligibility standards for the 1999-A Indenture Trustee specified in Section 6.08 of the Indenture and is authorized by the Issuer to pay on behalf of the Issuer the principal or any interest that may become payable on any Notes.

          "PAYMENT AHEAD" means any payment of one or more Monthly Payments (other than in connection with a Prepayment) remitted by a Lessee with respect to a 1999-A Contract in excess of the Monthly Payment due during such Collection Period with respect to such 1999-A Contract, which sums the Lessee has instructed the Servicer to apply to Monthly Payments due in one or more immediately subsequent Collection Periods.

          "PERCENTAGE INTEREST" means, as to any Note or Certificate, the percentage obtained by dividing the outstanding principal balance of such Note or Certificate by the Note Balance or Certificate Balance or by the Class A Note Balance, the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class A-5 Note Balance, the Class B Note Balance, the Class C Note Balance or the Certificate Balance, as the context may require; PROVIDED, HOWEVER, that where the Percentage Interest is relevant in determining whether the vote of the requisite percentage of Noteholders or Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Percentage Interest shall be deemed to be reduced by the amount equal to the Percentage Interest (without giving effect to this provision) represented by the interests evidenced by any such Notes or Certificates that are registered in the name of the UTI

Beneficiaries, HTC LP, HTD LP, AHFC or any Person controlling, controlled by or under common control with the UTI Beneficiaries, HTC LP, HTD LP or AHFC.

          "PERSON" means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "POOL BALANCE" means, as of any date with respect to a Sub-Trust, the Adjusted Lease Balances of all related Leases at such date.

          "PREDECESSOR NOTES" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "PREPAYMENT" means: (a) payment to the Servicer of 100% of the Outstanding Principal Balance of a 1999-A Contract (exclusive of any Charged-off Lease) or such lesser amount as may be provided for in such 1999-A Contract, including any related payment of interest, or (b) payment by the Servicer to the Origination Trustee, on behalf of the Origination Trust, of any amount required to be deposited by the Servicer into the 1999-A SUBI Collection Account with respect to a 1999-A Contract pursuant to Section 8.02 of the 1999-A Servicing Supplement.

          "PRINCIPAL COLLECTIONS" means, with respect to any Collection Period, all Collections received during or allocable to such Collection Period allocable to the principal component of any 1999-A Contract (including any payment in respect of the Booked Residual Value of the related 1999-A Leased Vehicle, but not including Collections with regard to which a Loss Amount has already accrued); PROVIDED, HOWEVER, that, solely for purposes of calculating Principal Collections, the principal portion of Monthly Payments included in such Collections arising from a Discounted Lease will be discounted to a present value at the Discount Rate.

          "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

          "PROSPECTUS" means that certain prospectus dated July 23, 1999 relating to the public offering of the Notes.

          "PROTECTED PURCHASER" shall have the meaning set forth in Article 8-303 of the UCC.

          "RATED NOTES" means each Class of Notes that has been rated by a Rating Agency at the request of HTC LP or HTD LP.

          "RATING AGENCY" means each of Moody's, Standard & Poor's and Fitch and any other nationally recognized statistical rating agency, but only if it has rated any Class of Notes as of the Closing Date at the request of HTC LP or HTD LP and continues to do so.

          "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given ten Business Days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified HTC LP, HTD LP, the Administrator, the Issuer and the 1999-A Indenture Trustee in writing that such action will not result in a Rating Event.

          "RATING EVENT" means the qualification, reduction or withdrawal by any Rating Agency of its then-current rating of the Notes.

          "REALLOCATION DEPOSIT AMOUNT" means any amount required to be deposited by the Servicer into the 1999-A SUBI Collection Account pursuant to the last sentence of Section 8.02(a) of the 1999-A Servicing Supplement.

          "RECORD DATE" means, with respect to each Distribution Date, (i) in the case of the Class A Notes, the Class B Notes or the Class C Notes, one Business Day immediately preceding such Distribution Date (or, if Definitive Notes have been issued, the last day of the calendar month immediately preceding the month in which such Distribution Date occurs) and (ii) in the case of the Certificates, the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

          "REDEMPTION DATE" means, with respect to any Note to be redeemed pursuant to Article Ten of the Indenture, any date fixed for such redemption pursuant to the Indenture, which date shall be a Distribution Date.

          "REDEMPTION PRICE" means, as of any Distribution Date, the amount equal to the greater of (i) 99.8% of the Aggregate Net Investment Value as of the last day of the related Collection Period, and (ii) the sum of (A) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class A-5 Note Balance, the Class B Note Balance, the Class C Note Balance and the Certificate Balance, (B) the accrued and unpaid Class A-1 Interest Distributable Amount, Class A-2 Interest Distributable Amount, Class A-3 Interest Distributable Amount, Class A-4 Interest Distributable Amount, Class A-5 Interest Distributable Amount, Class B Interest Distributable Amount, Class C Interest Distributable Amount and Certificate Interest Distributable Amount, (C) any accrued and unpaid Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall, Class A-5 Interest Carryover Shortfall, Class B Interest Carryover Shortfall, Class C Interest Carryover Shortfall and Certificate Interest Carryover Shortfall, (D) any unpaid Class A-1 Note Principal Loss Amount, Class A-2 Note Principal Loss Amount, Class A-3 Note Principal Loss Amount, Class A-4 Note Principal Loss Amount, Class A-5 Note Principal Loss Amount, Class B Note Principal Loss Amount, Class B Note Principal Carryover Shortfall, Class C Note Principal Loss Amount, Class C Note Principal Carryover Shortfall and Certificate Principal Loss Amount, and (E) any accrued and unpaid Class A-1 Note Principal Loss Interest Amount, Class A-2 Note Principal Loss

Interest Amount, Class A-3 Note Principal Loss Interest Amount, Class A-4 Note Principal Loss Interest Amount, Class A-5 Note Principal Loss Interest Amount, Class B Note Principal Loss Interest Amount, Class B Note Principal Carryover Shortfall Interest Amount, Class C Note Principal Loss Interest Amount, Class C Note Principal Carryover Shortfall Interest Amount and Certificate Principal Loss Interest Amount, in each case through the day preceding the final Distribution Date.

          "REGISTERED PLEDGEE" means, with respect to any notes, the Person listed in the Note Register as the registered pledgee of such Notes.

          "REGISTRAR OF TITLES" means the applicable department, agency or official in State responsible for accepting applications and maintaining records regarding Certificates of Title and liens thereon.

          "RELATED BENEFICIARIES" means HTA LP, HTB LP, HTC LP, HTD LP and the Noteholders.

          "REPOSSESSION EXPENSES" means reasonable out-of-pocket expenses incurred by the Servicer in connection with the sale or other disposition of a 1999-A Leased Vehicle that has been repossessed by the Servicer or has been returned to the Servicer for sale or other disposition, other than for inclusion in the Matured Leased Vehicle Inventory.

          "REPOSSESSION PROCEEDS" means gross amounts received by the Servicer or the Origination Trustee, on behalf of the Origination Trust (before reimbursement for Repossession Expenses), in connection with the sale or other disposition of a 1999-A Leased Vehicle that has been repossessed by the Servicer or has been returned to the Servicer for sale or other disposition in connection with a Prepayment of the related 1999-A Contract.

          "REQUIRED AMOUNT" means, as of any Deposit Date, the lesser of (a) the excess of (i) the sum of any anticipated amounts to be payable as set forth in clauses (i) through (iv) and (xi) through (xix) of Section 3.03(c) of the 1999-A Securitization Trust Agreement with respect to the related Distribution Date (plus those amounts included in clauses (a) through (c) of the definition of "Interest Collections" in this Agreement of Definitions), over (ii) the product of (x) the Investor Percentage with respect to Interest Collections and (y) the Interest Collections collected during or received with respect to the related Collection Period and allocable to the 1999-A SUBI Interest and (b) the total amount on deposit in the Reserve Fund after all deposits thereto pursuant to clause (ix) of Section 3.03(c) of the 1999-A Securitization Trust Agreement.

          "REQUIRED DEPOSIT RATING" means, with respect to any depository at which an account is held, either (1) the short-term unsecured debt obligations of the entity have the highest available rating of the applicable rating agency for those obligations or (2) the long-term unsecured debt rating of the entity is acceptable to each Rating Agency and the related account is maintained in a segregated trust account in the corporate trust department of the related entity.

          "REQUIRED PERCENTAGE" means (a) with respect to the Noteholders, Noteholders representing more than 50% of the aggregate Voting Interests of the Notes, voting together as a single Class, and (b) with respect to the Certificateholders, Certificateholders representing more than 50% of the aggregate Voting Interests of the Certificates.

          "REQUIRED RATING" means a rating on commercial paper or other short term unsecured debt obligations of Prime-1 by Moody's so long as Moody's is a Rating Agency, F1+ by Fitch so long as Fitch is a Rating Agency, and A-1+ by Standard & Poor's so long as Standard & Poor's is a Rating Agency; and any requirement that deposits or debt obligations have the "Required Rating" shall mean that such deposits or debt obligations have the foregoing required ratings from Moody's, Fitch and Standard & Poor's.

          "REQUIRED RELATED HOLDERS" means, with respect to (i) the UTI, the UTI Beneficiaries, and (ii) any SUBI, the Holders of SUBI Certificates representing beneficial ownership of more than 50% of the aggregate Cash Value of the related SUBI Assets (excluding for the purpose of calculations with respect to SUBIs all SUBI Certificates held by the UTI Beneficiaries, the Related Beneficiaries, the Servicer or any Affiliate thereof).

          "REQUIRED SERVICER RATING" means a rating of A-1, Prime-1 or its equivalent by each applicable Rating Agency.

          "RESERVE FUND" means the account established and maintained by the 1999-A Indenture Trustee, pursuant to Section 3.04 of the 1999-A
Securitization Trust Agreement and designated as the "Reserve Fund".

          "RESERVE FUND INITIAL DEPOSIT" means $115,274,540.12.

          "RESERVE FUND PROPERTY" means the Reserve Fund and all amounts, securities, investments, financial assets, investment property and other property from time to time deposited in or credited to the Reserve Fund and all proceeds thereof, including the Reserve Fund Initial Deposit.

          "RESERVE FUND REQUIREMENT" means, with respect to any Distribution Date, (i) if all applicable Reserve Fund Tests are satisfied as of the related Determination Date, the amount calculated in accordance with the Base Reserve Fund Formula, or (ii) if any Reserve Fund Test is not satisfied as of any Distribution Date, the amount calculated in accordance with the Alternate Reserve Fund Requirement.

          "RESERVE FUND SECURITIES INTERMEDIARY" means The Bank of New York, in its capacity as securities intermediary, for purposes of establishing the Reserve Fund.

          "RESERVE FUND TEST" means any of the Charge-off Rate Test, the Delinquency Rate Test or the Residual Value Test.

          "RESIDUAL NOTE" means each of the one Class A-1 Note, the one Class A-2 Note, the one Class A-3 Note, the one Class A-4 Note, the one Class A-5 Note, the one Class B Note and the one Class C Note which may be issued on the Closing Date in a denomination that includes any remaining portion of the Initial Class A-1 Note Balance, the Initial Class A-2 Note

Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class A-5 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance, respectively, which remaining portion has not otherwise been accounted for by the other Notes of such Class.

          "RESIDUAL VALUE INSURANCE POLICY" means that certain Residual Value Insurance Policy number 7390635 issued effective January 1, 1998, by Premier Lease and Loan Services, in favor of the Origination Trust, HTC LP and HTD LP.

          "RESIDUAL VALUE LOSS AMOUNT" means, as of any Distribution Date, the sum of the following: (a) the Booked Residual Values of all 1999-A Leased Vehicles included in long-term Matured Leased Vehicle Inventory as of the last day of the related Collection Period but which as of such day had remained unsold and not otherwise disposed of by the Servicer for at least two full Collection Periods; (b) any excess of the sum of the Booked Residual Values of all 1999-A Leased Vehicles included in Matured Leased Vehicle Inventory sold or otherwise disposed of from Matured Leased Vehicle Inventory during the related Collection Period over Net Matured Leased Vehicle Proceeds; and (c) any Early Termination Amount for the related Collection Period.

          "RESIDUAL VALUE TEST" means as of any Determination Date, the failure to satisfy both of the following (i) with respect to the related Collection Period the number of 1999-A Leased Vehicles returned to the Servicer relating to Matured Leases and sold during such period is greater than 45% of all 1999-A Contracts that, as of their respective origination dates, had been scheduled to become Matured Leases during such period (provided that at least 500 such contracts had been scheduled to become Matured Leases during such Collection Period), and (ii) the average Net Matured Leased Vehicle Proceeds during the three immediately preceding calendar months is less than 75% of the average Booked Residual Values of 1999-A Leased Vehicles disposed of or liquidated during such period.

          "RESPONSIBLE OFFICER" means an officer of the 1999-A Owner Trustee, 1999-A Indenture Trustee or Administrator, as applicable, assigned to the applicable Corporate Trust Office, including any president, vice president, assistant vice president, trust officer, secretary, assistant secretary or other officer performing functions similar to those performed by the individual who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "RETAINED 1999-A SUBI CERTIFICATES" means the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate collectively evidencing a 0.2% beneficial interest in the 1999-A SUBI Assets (which do not include the Residual Value Insurance Policy or other residual value insurance policies or the proceeds of the Residual Value Insurance Policy or any other residual value insurance policies relating to the 1999-A Contracts or the 1999-A Leased Vehicles).

          "RETAINED 1999-A SUBI INTEREST" means the interest in the 1999-A SUBI collectively represented by the Retained 1999-A SUBI Certificates.

          "SALE" means the sale, disposal or other liquidation by the 1999-A Indenture Trustee of the 1999-A SUBI Interest, the 1999-A SUBI Certificates or other property of the 1999-A Securitization Trust Estate in a commercially reasonable manner.

          "SCHEDULE OF 1999-A CONTRACTS AND 1999-A LEASED VEHICLES" means the microfiche, microfilm, paper or computer list of 1999-A Contracts and the related 1999-A Leased Vehicles that are included as 1999-A SUBI Assets as of the Cutoff Date, as such list may be revised and supplemented from time to time, and which shall set forth substantially all of the following types of information with respect to each such 1999-A Contract and 1999-A Leased
Vehicle:


          Lease Number                Date of Origination           Maturity Date
          Monthly Payment             Vehicle Identification No.    Model Year
          Make                        Model                         Lessee Name
          Residual Value              Security Deposit              Payment Date
          Adjusted Capitalized Cost   Adjusted Lease Balance        Lessee Address


          "SECURITIES" means the Notes and the Certificates.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES INTERMEDIARY" has the meaning set forth in Section 8-102(a)(14) of the UCC.

          "SECURITIZATION" means (i) a financing undertaken by a Beneficiary or a Special Purpose Affiliate that is secured, directly or indirectly, by Trust Assets or the UTI, a SUBI or any interest therein and any financing undertaken in connection with the issuance, pledge or assignment of the UTI or a SUBI and the related UTI Certificate or SUBI Certificate, as the case may be, (ii) any sale by a Beneficiary or a Special Purpose Affiliate of an interest in the UTI or a SUBI or (iii) any other asset securitization, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Origination Trust.

          "SECURITY DEPOSIT" means, with respect to any 1999-A Contract, the refundable security deposit specified in such 1999-A Contract.

          "SECURITY ENTITLEMENT" has the meaning set forth in Section 8-102(a)(17) of the UCC.

          "SECURITYHOLDERS" means Holders of the Notes and the Holders of the Certificates.

          "SERVICER" means American Honda Finance Corporation, a California corporation, in its capacity as servicer, and its successors and assigns.

          "SERVICER REIMBURSEMENT" has the meaning set forth in Section 9.02(i) of the 1999-A Servicing Supplement.

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

          "SERVICER'S CERTIFICATE" means an Officer's Certificate of the Servicer completed and executed pursuant to the provisions of the 1999-A Servicing Supplement.

          "SERVICING AGREEMENT" means that certain Servicing Agreement dated as of April 1, 1998, among HTA LP and HTB LP, as UTI Beneficiaries, Honda Lease Trust and AHFC, as the Servicer.

          "SERVICING FEE" means the fee payable on each Distribution Date with respect to the related Collection Period equal to, with respect to (i) the UTI, one twelfth of the product of 1.00% and the Pool Balance as of the first day of such Collection Period, and (ii) the 1999-A SUBI, the amount so designated in the definition of "1999-A SUBI Servicing Fee" herein.

          "SPECIAL PURPOSE AFFILIATE" means a special purpose entity that is an Affiliate of a Beneficiary and was created for the purpose of one or more Securitizations.

          "STAMP" means the Securities Transfer Agent's Medallion Program.

          "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., its successors and assigns.

          "SUB-TRUST" means the UTI and each SUBI, each of which constitutes a separate series of the Origination Trust pursuant to Section 3806(b)(2) of the Delaware Act.

          "SUBI" means any "special unit of beneficial interest" in the Origination Trust comprised of a beneficial interest in a SUBI Sub-Trust.

          "SUBI ACCOUNT" means each Trust Account created with respect to a particular SUBI.

          "SUBI ASSETS" means the Trust Assets identified by the UTI Beneficiaries as having been allocated to a SUBI on the books and records of the Origination Trust.

          "SUBI BENEFICIARY" means any Beneficiary that is a Beneficiary because it is the holder or pledgee of a SUBI Certificate.

          "SUBI CERTIFICATE" means, with respect to a SUBI, each of the certificates evidencing such SUBI, substantially in the form included as an exhibit to each SUBI Supplement, executed and delivered pursuant to the related SUBI Supplement.

          "SUBI COLLECTION ACCOUNT" means any account established as a "Collection Account" in accordance with Section 4.02 of the Origination Trust Agreement.

          "SUBI LEASE ACCOUNT" means any account established as a "SUBI Lease Account" in accordance with Section 4.04 of the Origination Trust Agreement.

          "SUBI PORTFOLIO" means, with respect to any SUBI, the related Leases and Leased Vehicles comprising the related SUBI Assets.

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

          "SUBI SUB-TRUST" means a separate Sub-Trust of the Origination Trust (other than the UTI Sub-Trust) (i) that from time to time is established by the Origination Trustee at the direction in writing of a UTI Beneficiary, subject to Sections 3.01 and 3.02 of the Origination Trust Agreement, on the books and records of the Origination Trust; (ii) that is accounted for separately within the Origination Trust and (iii) to which the Origination Trustee shall identify and allocate, or cause to be identified and allocated, on such books and records certain Trust Assets that are not then allocated to another SUBI Sub-Trust.

          "SUBI SUPPLEMENT" means any of the one or more supplements to the Origination Trust Agreement, each substantially in the form attached thereto as an exhibit, the execution and delivery of which by the UTI Beneficiaries and the Origination Trustee in accordance with Section 3.01(a) of the Origination Trust Agreement will effect the creation of a SUBI.

          "TIA" means the Trust Indenture Act of 1939, as amended.

          "TITLE DOCUMENTS" means, with respect to any Leased Vehicle, the related Certificate of Title and all related or ancillary documents or instruments necessary for the recordation or transfer of title in each relevant jurisdiction.

          "TRANSFERORS" means Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership, and their respective successors and assigns.

          "TRUST ACCOUNT" means any "Collection Account", "Payahead Account" or "Residual Value Surplus Account" established pursuant to Section 4.02(a) of the Origination Trust Agreement, any SUBI Lease Account created pursuant to Section 4.04 of the Origination Trust Agreement and any other accounts that may be specified in the Servicing Agreement, the 1999-A Servicing Supplement or the 1999-A SUBI Supplement.

          "TRUST AGENCY AGREEMENT" means any agency agreement entered into pursuant to Section 5.11(d) of the Origination Trust Agreement pursuant to which a trust agent is appointed.

          "TRUST AGENT" means U.S. Bank, in its capacity as trust agent, and its successors and assigns.

          "TRUST ASSETS" means (i) cash capital; (ii) the Leases; (iii) the Leased Vehicles and all proceeds thereof, including (A) proceeds of the sale or other disposition of the Leased Vehicles to Lessees or others upon expiration or termination of the Leases and (B) payments in respect of the Leased Vehicles under any Insurance Policy; (iv) the Certificates of Title;
(v) all rights (but not obligations) of the Origination Trust, AHFC and the related lessors or Dealers with respect to the Leases and the Leased Vehicles, including rights to (A) any incentive or other payments made by any Person to fund a portion of the payments made related to a Lease or a Leased Vehicle and (B) proceeds arising from any repurchase obligations arising under any Lease Agreement; (vi) any Security Deposit related to a Lease to the extent not payable to the Lessee pursuant to such Lease; (vii) all Insurance Proceeds and Liquidation Proceeds; (viii) such other assets as may be designated "Trust Assets" in a SUBI Supplement; and
(ix) all proceeds of the items described in clauses (i) through (viii).

          "U.S. BANK" means U.S. Bank National Association, a national banking association, and its successors and assigns.

          "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

          "UNCAPPED ADMINISTRATIVE EXPENSES" means Administrative Expenses that would be Capped Contingent and Excess Liability Premiums, Capped Origination Trust Administrative Expenses, Capped Indenture Trustee Administrative Expenses or Capped Owner Trustee Administrative Expenses, respectively, except that they exceed $550,000, $100,000, $50,000 (or $100,000, as applicable) or $5,000 in any calendar year, respectively.

          "UNCOVERED LOSS AMOUNT" means, with respect to any Distribution Date, the excess of (i) the Investor Percentage of Loss Amounts for such Distribution Date over (ii) Covered Loss Amounts for such Distribution Date.

          "UNDIVIDED TRUST INTEREST" means the exclusive, undivided beneficial interest in all Origination Trust Assets (including Leases and Leased Vehicles), other than SUBI Assets, held by the UTI Beneficiaries.

          "UNDIVIDED TRUST INTEREST CERTIFICATE" means the one or more trust certificates (together with any replacements thereof) issued by the Origination Trust at the direction of the UTI Beneficiaries, each substantially in the form attached as an exhibit to the form of UTI Supplement.

          "UNITED STATES" means the United States of America, its territories and possessions and areas subject to its jurisdiction.

          "UNMATURED EVENT OF DEFAULT" means any occurrence with which notice or the lapse of time or both would become an Event of Default.

          "UNREIMBURSED CERTIFICATE PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Certificate Principal Loss Amounts which have not yet been reimbursed.

          "UNREIMBURSED CLASS A-1 PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class A-1 Note Principal Loss Amounts which have not yet been reimbursed.

          "UNREIMBURSED CLASS A-2 PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class A-2 Note Principal Loss Amounts which have not yet been reimbursed.

          "UNREIMBURSED CLASS A-3 PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class A-3 Note Principal Loss Amounts which have not yet been reimbursed.

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

          "UNREIMBURSED CLASS A-4 PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class A-4 Note Principal Loss Amounts which have not yet been reimbursed.

          "UNREIMBURSED CLASS A-5 PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class A-5 Note Principal Loss Amounts which have not yet been reimbursed.

          "UNREIMBURSED CLASS B PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class B Note Principal Loss Amounts which have not yet been reimbursed.

          "UNREIMBURSED CLASS C PRINCIPAL LOSS AMOUNT" means, as of any date, the amount of all Class C Note Principal Loss Amounts which have not yet been reimbursed.

          "UTI" means the exclusive, undivided beneficial interest in all Origination Trust Assets (including Leases and Leased Vehicles), other than SUBI Assets, held by the UTI Beneficiaries.

          "UTI ASSETS" means all Origination Trust Assets that have not been allocated to a SUBI Sub-Trust.

          "UTI BENEFICIARIES" means HTA LP and HTB LP, each in its capacity as respective initial beneficiary of the Origination Trust on the date of the UTI Supplement, and their respective successors and assigns.

          "UTI CERTIFICATE" means the one or more trust certificates (together with any replacements thereof) issued by the Origination Trust at the direction of the UTI Beneficiaries substantially in the form attached as an exhibit to the form of UTI Supplement.

          "UTI PLEDGE" means a pledge of, and a grant of a security interest in, the UTI, a UTI Certificate or any interest therein, in connection with a Securitization.

          "UTI PORTFOLIO" means the Leases and Leased Vehicles comprising the UTI.

          "UTI SUB-TRUST" means the separate Sub-Trust of the Origination Trust containing all Origination Trust Assets that have not been allocated to any SUBI Sub-Trust.

          "UTI SUPPLEMENT" means any of the one or more supplements or amendments to the Origination Trust Agreement, substantially in the form attached thereto as an exhibit, the execution and delivery of which by the UTI Beneficiaries and the Origination Trustee in accordance with Section 3.03 of the Origination Trust Agreement will permit the issuance of additional UTI Certificates.

          "VOTING INTERESTS" means the aggregate voting interests evidenced by the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes and the Certificates, as the case may be.

     Section 1.02. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail,

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

postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the 1999-A Indenture Trustee, at The Bank of New York, 101 Barclay Street, Floor 12E, New York, New York 10286 (telecopier no. (212) 815-5544), Attention: Corporate Trust Administration; (ii) if to the 1999-A Owner Trustee, at U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (telecopier no. (312) 228-9401), Attention: Honda Auto Lease Trust 1999-A,
(iii) if to HTC LP, at 700 Van Ness Avenue, Torrance, California 90501,
Attention: General Partner, (iv) if to HTD LP, at 700 Van Ness Avenue, Torrance, California 90501 (telecopier no. (310) 787-3910), Attention:
General Partner, (v) if to the Delaware Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, (vi) if to the Delaware Trustee, at Delaware Trust Capital Management, Inc., 900 Market Street, Second Floor, Wilmington, Delaware 19801, (vii) if to the Origination Trustee, at HVT, Inc., One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, (viii) if to HTA LP, at 700 Van Ness Avenue, Torrance, California, (ix) if to HTB LP, at 700 Van Ness Avenue, Torrance, California 90501, and (x) if to the Servicer, at 700 Van Ness Avenue, Torrance, California 90501. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

     Section 1.03.  AMENDMENT.

     (a) This Agreement of Definitions may be amended by the parties hereto, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein, to add, change or eliminate any other provisions hereof or thereof with respect to matters or questions arising hereunder or thereunder that shall not be inconsistent with the provisions hereof or thereof, or to add or amend any provision therein in connection with permitting transfers of the Certificates or the Notes; PROVIDED, HOWEVER, that any such action shall not, in the good faith judgment of the parties hereto or thereto, adversely affect in any material respect the interests of any Noteholders, any Certificateholders, the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the Origination Trustee; or, as a condition to the effectiveness of such amendment, the 1999-A Indenture Trustee and the 1999-A Owner Trustee shall have received an Opinion of Counsel to the effect that such action shall not adversely affect in any material respect the interests of any Noteholders or any Certificateholders; and PROVIDED, FURTHER that any amendment eliminating the Reserve Fund or reducing the Reserve Fund Requirement shall also require HTC LP and HTD LP to deliver to the 1999-A Owner Trustee an Opinion of Counsel to the effect that after such amendment, for federal income tax purposes, the 1999-A Securitization Trust will not be treated as an association taxable as a corporation and the Notes should properly be characterized as indebtedness that is secured by the assets of the 1999-A Securitization Trust.

     (b) This Agreement of Definitions may also be amended from time to time by the parties hereto including with respect to (i) changing the formula for determining the Reserve Fund Requirement and changing the Reserve Fund Tests which change could result in a decrease in the amount of the Reserve Fund Requirement, (ii) changing the remittance schedule for deposits in the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account, or
(iii) changing the definition of "Eligible Investments", if either (A) the 1999-A Indenture Trustee

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

has been furnished with confirmation (written or oral) from each Rating Agency to the effect that such amendment would not cause its then-current rating of any Rated Notes to be qualified, reduced or withdrawn, or (B) the 1999-A Indenture Trustee has received the consent of the Noteholders holding Notes representing more than 50% of the aggregate Voting Interests, acting as a single Class, and the 1999-A Owner Trustee has received the consent of the Certificateholders holding Certificates representing more than 50% of the aggregate Voting Interests (which consent of any Noteholder or Certificateholder given pursuant to this Section 1.03(b) or pursuant to any other provision of this Agreement of Definitions shall be conclusive and binding on such Noteholder or Certificateholder and on all future Noteholders or Certificateholders of such Note and of any or Note or Certificate issued upon the transfer thereof or in exchange thereof, or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate); PROVIDED, HOWEVER, that (1) any amendment eliminating the Reserve Fund or reducing the Reserve Fund Requirement to less than the lesser of the Reserve Fund Initial Deposit and the sum of the Note Balance and the Certificate Balance as of the related Distribution Date (after giving effect to reductions in the Note Balance and Certificate Balance on such Distribution
Date), shall also require that the 1999-A Indenture Trustee and each Rating Agency receive an Opinion of Counsel to the effect that, after such amendment, for federal income tax purposes the Notes will properly be characterized as indebtedness that is secured by the assets of the 1999-A Securitization Trust; and (2) no such amendment shall (x) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 1999-A SUBI Interest, the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates, or distributions that shall be required to be made on any Note or Certificate or the applicable Note Rate or Certificate Rate or (y) reduce the aforesaid percentage of the aggregate Voting Interest of the Notes or the aggregate Voting Interest of the Certificates required to consent to any such amendment, without the consent of all of the Noteholders and all of the Certificateholders holding Notes or Certificates, as applicable, then outstanding.

     Section 1.04. SEVERABILITY OF PROVISIONS. Any provision of this Agreement of Definitions that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 1.05. COUNTERPARTS. This Agreement of Definitions may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 1.06. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the Delaware Trustee, the Delaware Owner Trustee and their respective successors and permitted assigns, all to the extent as herein provided.

     Section 1.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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

     Section 1.08. GOVERNING LAW. THIS AGREEMENT OF DEFINITIONS SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

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                                       66

          IN WITNESS WHEREOF, Honda Titling A L.P., Honda Titling B L.P., Honda Titling C L.P., Honda Titling D L.P., U.S. Bank National Association, HVT, Inc., Delaware Trust Capital Management, Inc., American Honda Finance Corporation, The Bank of New York and Wilmington Trust Company have caused this Agreement of Definitions to be duly executed by their respective officers as of the day and year first above written.

                                   HONDA TITLING A L.P.,
                                        as Grantor and UTI Beneficiary
                                   By:  Honda Titling A LLC, its general partner
                                   By:  Honda Titling Inc., as its manager


                                   By:       /s/ Y. KOHAMA
                                      ---------------------------------------
                                        Name:     Y. Kohama
                                        Title:    President


                                   HONDA TITLING B L.P.,
                                        as Grantor and UTI Beneficiary
                                   By:  Honda Titling B LLC, its general partner
                                   By:  Honda Titling Inc., as its manager

                                   By:       /s/ Y. KOHAMA
                                      ---------------------------------------
                                        Name:     Y. Kohama
                                        Title:    President


                                   HONDA TITLING C L.P.,
                                        as Transferor
                                   By:  Honda Titling C LLC, its general partner
                                   By:  Honda Funding Inc., as its manager

                                   By:       /s/ Y. KOHAMA
                                      ---------------------------------------
                                        Name:     Y. Kohama
                                        Title:    President


                                   HONDA TITLING D L.P.,
                                        as Transferor
                                   By:  Honda Titling D LLC, its general partner
                                   By:  Honda Funding Inc., as its manager

                                   By:       /s/ Y. KOHAMA
                                      ---------------------------------------
                                        Name:     Y. Kohama
                                        Title:    President

                                   HVT, INC.,
                                     as Origination Trustee of HONDA LEASE TRUST

                                   By:       /s/ PATRICIA M. CHILD
                                      ---------------------------------------
                                        Name:     Patricia M. Child
                                        Title:    Vice President


                                   DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                                        as Delaware Trustee of HONDA LEASE TRUST

                                   By:       /s/ STEPHEN J. KABA
                                      ---------------------------------------
                                        Name:     Stephen J. Kaba
                                        Title:    Vice President


                                   AMERICAN HONDA FINANCE CORPORATION, as
                                   Servicer

                                   By:       /s/ Y. KOHAMA
                                      ---------------------------------------
                                        Name:     Y. Kohama
                                        Title:    President


                                   U.S. BANK NATIONAL ASSOCIATION,
                                        as 1999-A Owner Trustee

                                   By:       /s/ PATRICIA M. CHILD
                                      ---------------------------------------
                                        Name:  Patricia M. Child
                                        Title:  Vice President


                                   THE BANK OF NEW YORK, as
                                        1999-A Indenture Trustee

                                   By:       /s/ KELLY A. SHEAHAN
                                      ---------------------------------------
                                        Name:     Kelly A. Sheahan
                                        Title:    Assistant Vice President

                                   WILMINGTON TRUST COMPANY, as
                                        Delaware Owner Trustee

                                   By:       /s/ PATRICIA A. EVANS
                                      ---------------------------------------
                                        Name:     Patricia A. Evans
                                        Title:    Financial Services Officer

                                  TABLE OF CONTENTS


                                                                           PAGE
     Section 1.01. . . . . . . . . . . . . . . . . . . . . .Definitions     6

     Section 1.02. . . . . . . . . . . . . . . . . . . . . . . .Notices     63

     Section 1.03. . . . . . . . . . . . . . . . . . . . . . .Amendment     64

     Section 1.04. . . . . . . . . . . . . . Severability of Provisions     65

     Section 1.05. . . . . . . . . . . . . . . . . . . . . Counterparts     65

     Section 1.06. . . . . . . . . . . . . . . . Successors and Assigns     65

     Section 1.07. . . . . . . . . . . . . . . . . . . . . . . Headings     65

     Section 1.08. . . . . . . . . . . . . . . . . . . . .Governing Law     66









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